                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT


                            NASL VARIABLE ACCOUNT


                           Supplement to Prospectus
                              dated May 1, 1995


                          NASL VARIABLE LIFE ACCOUNT


                           Supplement to Prospectus
                            dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").
Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series
of the Trust on December 5, 1995.   THE NEW AGREEMENTS ARE SUBSTANTIALLY
IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.







NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196



                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

--------------------------------------------------------------------------------
                          NASL VARIABLE LIFE ACCOUNT
--------------------------------------------------------------------------------
                                      OF
                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                 VENTURE LIFE
                       MODIFIED SINGLE PAYMENT VARIABLE
                           LIFE INSURANCE CONTRACT
                              NON-PARTICIPATING

        This Prospectus describes Venture Life, a modified single payment combination fixed and variable life insurance contract (the "contract"), offered by North American Security Life Insurance Company (the "Company"), a stock life insurance company that is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"). The contract is designed primarily for use in estate planning. The contract requires the contract owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.

        The contract provides for a face amount which is the minimum death benefit while the contract is in force. The contract can be issued on either a single life or last survivor basis. At the death of the insured while the contract is in force, the Company will pay the death benefit (minus any indebtedness) to the beneficiary.

        Values under the contract may be allocated to a fixed investment option and held in the Company's general account, or to one or more of fourteen currently available variable investment options and held in NASL Variable Life Account (the "Variable Account"), a separate account of the Company. Except as specifically noted herein and as set forth in the caption "FIXED INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

        Assets allocated to the Variable Account will be held in one or more of fourteen sub-accounts of the Variable Account (the "Sub-Accounts"). The assets of each Sub-Account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having fourteen investment portfolios: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government
Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). See the accompanying Prospectus of the Trust. The value of a contract owner's interest in the Variable Account will, and a contract's death benefit may, vary with the investment performance of the portfolios underlying the Sub-Accounts to which values are allocated.
The Company does not guarantee the performance of any portfolio.

        BECAUSE THE CONTRACT WILL TYPICALLY BE TREATED AS A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES, LOANS, PARTIAL WITHDRAWALS OR SURRENDER OF THE CONTRACT MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

        It may not be advantageous to purchase variable life insurance as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of the Prospectus is October 16, 1995.

                              TABLE OF CONTENTS

SPECIAL TERMS................................................   3
SUMMARY......................................................   5
GENERAL INFORMATION ABOUT NORTH AMERICAN
SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE
LIFE ACCOUNT AND NASL SERIES TRUST...........................   8
        North American Security Life Insurance Company.......   8
        NASL Variable Life Account...........................   8
        NASL Series Trust....................................   8
DESCRIPTION OF THE CONTRACT..................................  10
        Application for a Contract...........................  10
        Payments.............................................  11
        Allocation of Payments...............................  11
        Variable Investment Options..........................  12
        Transfers Among Investment Options...................  12
        Telephone Transactions...............................  12
        Dollar Cost Averaging................................  12
        Asset Rebalancing Program............................  13
        Loans................................................  13
        Withdrawals..........................................  14
        Death Benefit........................................  14
        Annuity Payment Options..............................  15
        Termination..........................................  16
        Reinstatement........................................  17
        Fixed Investment Option..............................  17
        Ten Day Right to Review..............................  18
        Ownership............................................  18
        Beneficiary..........................................  18
        Miscellaneous Contract Provisions....................  19
CHARGES AND DEDUCTIONS.......................................  20
        Monthly Deduction....................................  20
        Distribution Charge..................................  20
        Premium Tax Charge...................................  20
        Federal Tax Charge...................................  20
        Administration Charge................................  20
        Cost of Insurance Charge.............................  21
        Mortality and Expense Risk Charge....................  21
        Withdrawal Charge....................................  21
        Other Taxes..........................................  22
FEDERAL TAX MATTERS..........................................  22
        Introduction.........................................  22
        Tax Status of the Company............................  22
        Taxation of Life Insurance Contracts in General......  22
        Federal Income Tax Withholding.......................  26
OTHER MATTERS................................................  26
        Voting Rights........................................  26
        Notices and Reports to Contract Owners...............  26
        Distribution of the Contract.........................  27
        Officers and Directors of the Company................  27
        Legal Proceedings....................................  28
        Legal Matters........................................  28
        Independent Accountants..............................  28
        Safekeeping of Variable Account Assets...............  28
        Other Information....................................  29
        Contract Owner Inquiries.............................  29
CONTRACT ILLUSTRATIONS.......................................  29
FINANCIAL STATEMENTS.........................................  37


                                SPECIAL TERMS

Age and Attained Age    The age at the insured's last birthday on the
                        contract date. If the insured is more than one
                        person, "age" is the joint equivalent age specified
                        on the contract specifications page. "Attained age"
                        is age plus the number of complete contract years.

Annuity Option          One of several alternative methods by which payment of
                        the proceeds may be made. If no annuity option is
                        specified, then proceeds will be paid in a lump-sum.

Beneficiary             The person, persons, or entity to whom the death
                        benefit proceeds are payable following the death of the
                        insured.

Cash Value              The contract value minus any applicable withdrawal
                        charge.

Company                 North American Security Life Insurance Company.

Contingent              The person, persons or entity who becomes the
Beneficiary             beneficiary if the beneficiary is not alive.

Contract                The anniversary of the contract date.
Anniversary

Code                    The Internal Revenue Code of 1986, as amended.

Contract Date           The date from which contract anniversary, contract
                        year and monthly anniversary day are determined.  The
                        contract date is specified on the contract
                        specifications page.

Contract Value          The total of the investment account values and, if
                        applicable, any amount in the loan account
                        attributable to the contract.

Contract Year           The period of twelve consecutive months beginning on
                        the contract date or any contract anniversary
                        thereafter.

Death Benefit           The death benefit is determined on the date of the
                        insured's death and will be the greater of (a) the
                        face amount or (b) the contract value multiplied by the
                        death benefit factor stated in the contract.

Debt Any amounts in the loan account attributable to the contract plus any accrued loan interest.

Face Amount             The minimum death benefit provided by the contract.
                        The initial face amount is shown on the contract
                        specifications page.  The face amount may be reduced as
                        a result of partial withdrawals and may be increased as
                        the result of additiona premium payments.

General Account         All of the assets of the Company other than assets in
                        separate accounts.

In Force The contract is in effect, beginning on the later of the issue date or receipt of the initial payment, until the contract is terminated.

Insured The person whose life is covered by the contract, as specified on the contract specifications page. If more than one person is so named, all provisions of the contract which are based on the death of the insured will be based on the date of the death of the last survivor of those persons.

Investment Account      An account the Company establishes for the owner which
                        represents the owner's interest in an investment option.

Investment Account      The value of the owner's investment in an investment
Value                   account.


Investment Options      The fixed and variable investments available to
                        contract owners. Currently, one fixed and fourteen
                        variable investment options are available under the
                        contract. The Company currently limits the number of
                        investment options to which an owner may allocate
                        contract value to ten.

Issue Date              The date the application is approved and the contract
                        is issued, as specified on the contract specification
                        page.

Loan Account            The portion of the assets held in the Company's general
                        account that is used as collateral when a loan is taken.

Maturity Date           The date on which proceeds are payable if the insured
                        is living, and the contract has not been surrendered
                        for payment of its surrender value, as specified on the
                        contract specifications page (the contract anniversary
                        when the insured has attained age 100, unless the
                        extended maturity option is elected).

Monthly Anniversary     The same day each month as the contract date. If there
Day                     is no monthly anniversary day in a calendar month, the
                        monthly anniversary day will be the last day of the
                        current calendar month.

Owner or                The person, persons or entity entitled to the ownership
Contract Owner          rights under the contract.

Payment or              An amount paid by a contract owner to the Company as
Premium Payment         consideration for the benefits provided by the contract.

Portfolio or            The registered management investment companies (or any
Trust Portfolio         successor companies offered under the contract) in
                        which the separate account may invest.

Proceeds Upon the death of the insured while the contract is in force prior to the maturity date, the amount to be paid to the beneficiary (the death benefit minus any debt). Upon surrender of the contract or on the maturity date, the surrender value to be paid to the contract owner.

Separate Account        A segregated account of the Company that is not
                        commingled with the Company's general assets and
                        obligations.

Service Office          Any office the Company designates for the receipt of
                        payments and processing of contract owner requests.

Sub-Account(s)          The subdivisions of the separate account used to permit
                        a contract owner's contract value, less indebtedness,
                        to be allocated among the portfolios.

Surrender Value         The cash value less any debt.

Trust                   NASL Series Trust.

Unliquidated            The sum of all payments under the contract, minus the
Payments                sum of payments liquidated, if any, due to partial
                        withdrawals.

Valuation Date          Any date on which the New York Stock Exchange is open
                        for business and the net asset value of a portfolio is
                        determined.

Valuation Period        Any period from one valuation date to the next,
                        measured from the time on each valuation date that the
                        net asset value of each portfolio is determined.

Variable Account        NASL Variable Life Account, which is a separate
                        account of the Company.

                                   SUMMARY

THE CONTRACT

        The contract is a modified single payment variable life insurance contract. The contract provides a death benefit and is designed for use in estate planning. During the insured's life, the contract provides that the contract value will accumulate on a fixed and/or variable basis. The variable portion of the contract will vary with the investment performance of an owner's variable investment accounts. Any portion of contract value allocated to the fixed investment option will accumulate based on the interest rate(s) credited by the Company.

PAYMENTS

        The contract requires the contract owner to make an initial payment of at least $10,000 and, subject to certain restrictions, permits additional payments. After the first contract anniversary, one additional premium payment of at least $1,000 may be made at any time during each contract year. Provided that the insured is between ages 40 and 70, up to the lesser of $5,000 or 5% of the initial payment may be paid without submitting new evidence of insurability. Additional payments may or may not increase the contract's face amount. (See "PAYMENTS")

INVESTMENT OPTIONS

        Payments may be allocated among the fifteen investment options currently available under the contract: fourteen variable investment options and one fixed investment option. Contract value may be allocated to a maximum of ten investment options at any one time. The fourteen variable investment options are the fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account will reflect the investment performance of the Sub-Accounts selected. (See "NASL VARIABLE LIFE ACCOUNT") Premium payments may also be allocated to the fixed investment option. Under the fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the fixed investment option will reflect such interest and principal guarantees. (See "FIXED INVESTMENT OPTION") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

        If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. This amount will be allocated to the Money Market Sub-Account as of the issue date of the contract. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office.

TRANSFERS

        Prior to the maturity date, amounts may be transferred among the variable investment options and from the variable investment options to the fixed investment option without charge. In addition, amounts may be transferred prior to the maturity date from the fixed investment option to the variable investment options within 30 days of each contract anniversary (and in other limited circumstances). (See "FIXED INVESTMENT OPTION") After the maturity date, transfers are not permitted. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "DOLLAR COST AVERAGING")

WITHDRAWALS

        Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge may be imposed. (See "WITHDRAWALS") A withdrawal may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

LOANS

        A owner may obtain one or both of two types of loans using the contract as the sole security for the loan. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the cash value. (See "LOANS") A loan may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

CHARGES AND DEDUCTIONS

        Contract Charges

        No deduction is made from premium payments under the con tract. On each monthly anniversary day (or, if the monthly anniversary is not a valuation date, the next valuation date after the monthly anniversary), charges are deducted proportionately from all investment accounts.

        Certain charges are expressed as an annual percentage of the owner's contract value:

                Three of these charges are deducted only during the first ten contract years:

                        * 0.25% for distribution costs incurred by the Company,

                        * 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments, and

                        * 0.15% for the Company's increased federal taxes caused by its receipt of premium payments.

                Two of these charges are deducted for all contract years:

                        * A 0.40% charge for contract administration, and

                        * A 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years).
                        If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years). This cost of insurance charge may vary; however, it is guaranteed not to exceed charges based upon the Commissioner's 1980 Standard Ordinary Mortality Table (the "1980 CSO Table").

        In addition, there are two other contract charges:

                * A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

                * A monthly administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. (See "CHARGES AND DEDUCTIONS")

        Trust Charges

        There are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

DEATH BENEFIT

        The contract provides for a face amount which is the minimum death benefit under the contract. The death benefit may be greater than the face amount as a result of favorable investment performance. At the death of the insured, the Company will pay the proceeds to the beneficiary. The proceeds equal the death benefit less any debt under the contract. (See "DEATH BENEFIT")

TEN DAY REVIEW

        Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW")

TERMINATION

        The contract will terminate and life insurance coverage will cease if the owner surrenders the contract, or if the insured dies. It also will terminate 61 days after a monthly anniversary day when the contract surrender value is less than zero unless the owner makes payments within the 61 day grace period sufficient to prevent the termination. Unless the owner elects the extended maturity option, the contract will also terminate on the maturity date specified on the contract specifications page (the contract anniversary when the attained age of the insured is 100). (See "TERMINATION")

                          GENERAL INFORMATION ABOUT
               NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY,
               NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

        North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is a wholly-owned subsidiary of North American Life, 5650 Yonge Street, North York, Ontario M2M 4G4, a mutual life insur ance company established in 1881 in Canada. The Company is also the depositor of NASL Variable Account, a separate account of the Company that issues variable annuity contracts.

        On September 7, 1995, North American Life and The Manufacturers Life Insurance Company ("Manulife") signed an agreement to merge the companies effective on or about January 1, 1996, subject to regulatory approval and the approval of the policyholders of North American Life and Manulife. In addition, in the event the merger is not effected, Manulife and North American Life have also agreed that under certain circumstances, North American Life can require Manulife, and under certain other circumstances, Manulife has the right, to purchase a controlling interest in the Company. Manulife, like North American Life, is a Canadian mutual life insurance company based in Toronto, Canada.

NASL VARIABLE LIFE ACCOUNT

        The Company established the Variable Account in 1986, as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contract, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contract are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

        The Variable Account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contract, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if registration under that Act is no longer required.

        There are currently fourteen Sub-Accounts within the Variable Account, one for each of the fourteen portfolios described below. The Company reserves the right to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-Accounts or combine Sub-Accounts without obtaining any necessary approval of the appropriate state or federal regulatory authorities.

NASL SERIES TRUST

        The assets of each Sub-Account are invested in shares of a corresponding portfolio: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each portfolio is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is also the investment adviser and distributor of the North American Funds, a publicly offered management investment company.

        The Trust currently has seven subadvisers. Oechsle International Advisors, L.P., provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co., Inc., provides investment subadvisory services to the Pasadena Growth Trust. Fidelity Management Trust Company provides investment subadvisory services to the Equity, Aggressive Asset Allocation, Moderate Asset Allocation and
Conservative Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the Strategic Bond and U.S. Government Securities Trusts. J.P. Morgan Investment Management Inc. provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each Trust portfolio:

        THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

        THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

        THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

        THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

        THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which that portfolio's subadviser believes are of high quality.

        THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers.

        THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

        THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

        THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

        THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

        THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

        THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

        * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

        * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

        * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

        If the shares of any portfolio are no longer available for investment or in the Company's judgment, investment in a portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future payments. However, no substitution will be made without notice to contract owners and prior approval of the Commission to the extent required by the 1940 Act. The Variable Account may purchase other securities for additional Sub-Accounts or to fund classes of contract not offered through this Prospectus without giving such notice or seeking Commission approval.

        A full description of the Trust, including the investment objectives, policies and restrictions and expenses of each of the portfolios and a description of procedures for handling potential conflicts of interest arising from the use of the Trust to fund both variable annuity and variable life insurance contracts, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.

                         DESCRIPTION OF THE CONTRACT

APPLICATION FOR A CONTRACT

        To purchase a contract a prospective contract owner must submit an application to the Company. A contract will be issued only on the lives of insureds from ages 20 through 80 who supply evidence of insurability satisfactory to the Company. Contracts insuring more than one person will only be issued to a male life/female life combination where the difference in their "adjusted ages" (age last birthday plus three years if tobacco user) is not more than 15 years. Acceptance is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason provided similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided. IF A CONTRACT IS NOT ISSUED, THE PREMIUM PAYMENTS WILL BE RETURNED WITHOUT INTEREST. No change in the terms or conditions of a contract will be made without the consent of the owner.

        The contract will be effective on the contract date only after the Company has received all outstanding delivery requirements and received the initial payment. The contract date is the date used to determine all future cyclical transactions on the contract, e.g., monthly anniversary day and contract years. The contract date may be prior to, or the same as, the date the contract is issued.

        If the face amount exceeds current limits established by the Company, the initial payment will not be accepted with the application. In other cases where an initial payment is received with the application, the Company will provide conditional insurance during underwriting according to the terms of a prepayment receipt and temporary life insurance agreement. The conditional insurance will be the insurance applied for, up to a maximum of $100,000. If no payment was submitted with the application, on contract delivery we will require sufficient payment to place the insurance in force.

PAYMENTS

        The contract is designed to permit an initial payment and, subject to certain conditions, additional payments. The initial payment purchases a death benefit initially equal to the contract's face amount. The minimum initial payment is $10,000.

        Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                                Simplified Underwriting
        Issue Age               Maximum Initial Payment

          20-39                 Not available
          40-44                 $ 20,000
          45-54                 $ 30,000
          55-64                 $ 50,000
          65-80                 $100,000


If the additional payment is greater than the Guaranteed Additional Payment (as defined below) and is not made to avoid termination of the contract, new evidence of insurability of the insured will be required. No additional payment will be accepted until evidence of insurability is provided to the Company.

        Additional payments may be made at any time and in any amount necessary to avoid termination of the contract. Other additional payments may be made at any time after the first contract anniversary, subject to the following conditions:

        (1)     each additional payment must be at least $1,000;
        (2)     only one payment may be paid in any contract year;
        (3)     the attained age of the insured must be less than 81; and
        (4) absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a contract year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

        An additional payment may result in an increase in the face amount of insurance. If necessary, the Company will increase the face amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under section 7702 of the Code.

ALLOCATION OF PAYMENTS

        The Company will establish an investment account for the contract owner for each variable investment option to which the contract owner allocates payments. The contract owner may allocate contract value to a maximum of ten investment options at any one time.

        If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. On the issue date, this amount will be allocated to the Money Market Sub-Account as of the date the initial payment is received at the Service Office. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office. Additional payments will be allocated among investment options in accordance with the contract owner's instructions as of the date the payment is received at the Service Office.

VARIABLE INVESTMENT OPTIONS

        The investment account for a variable investment option represents the contract owner's interest in that investment option. The value of a variable investment account may increase or decrease daily depending on the net investment experience (described below) for a Sub-Account. The investment account value reflects payments, amounts transferred to the investment account, the net investment experience of the Sub-Account, and any withdrawals, loans, transfers and charges taken from the investment account.

        The net investment experience for a variable investment account is the investment performance of the underlying Trust portfolio of a Sub-Account from one valuation period to the next. The net investment experience for any valuation period is determined by dividing (a) by (b):

        Where (a) is:
                (1) the net asset value of a portfolio share held in the Sub-Account determined at the end of the current valuation period, plus

                (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

        Where (b) is:

        the net asset value of a portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

TRANSFERS AMONG INVESTMENT OPTIONS

        Before the maturity date the contract owner may transfer amounts among the variable investment options and from such investment options to the fixed investment option at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Amounts may only be transferred from the fixed investment option to the variable investment options within 30 days of the contract anniversary. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS

        Contract owners are permitted to request transfers or withdrawals by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request transfers or withdrawals by telephone, a contract owner must elect the option on an appropriate authorization form provided by the Company. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following: Upon telephoning a request, contract owners will be asked to provide certain identifying information. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

DOLLAR COST AVERAGING

        The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-Account or the fixed investment option to other Sub-Accounts until the amount in the Sub-Account from which the transfer is made or the fixed investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Service Office.

ASSET REBALANCING PROGRAM

        The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular Trust portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios. (The fixed investment option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the contract owners' variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these programs and other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program from their securities dealer or the Service Office.

LOANS

        While the contract is in force, the owner may obtain loans using the owner's contract as the sole security for the loan. The maximum loan amount is 90% of cash value at the time of the loan; the minimum loan amount is $1,000. Contract loans may be subject to income tax and a 10% penalty tax. (See
"FEDERAL TAX MATTERS")   When an owner requests a loan, the Company will reduce
the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts on a pro rata basis. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

        The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. Except for the target loan amount described below, the loan account will be credited interest at the rate of 4% per year.

        The target loan amount is equal to the greater of:
        (a) the excess of the contract value over the unliquidated payments, or
        (b)     10% of total payments made under the contract.

        The amount of the loan account that is less than or equal to the target loan amount will be credited interest at the rate of 6% per year (unless a lower rate becomes necessary in order to maintain the tax status of the contract). The portion of the loan account that qualifies as target loan amount is determined on the contract date and each monthly anniversary day.

        If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case, the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a sixty-one day grace period within which to pay that amount. If the required payment is not made within the grace period, the contract will be terminated.

        The amount of any debt will be deducted from the death benefit otherwise payable under the contract. (See "DEATH BENEFIT") In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

        The owner may repay any debt in whole or in part at any time while the contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account and allocated among the investment accounts in the same percentage as additional payments are allocated, unless the owner requests otherwise.

WITHDRAWALS

        Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Service Office. In the case of a total withdrawal, the Company will pay the surrender value as of the date of receipt of the request at the Service Office, and the contract will terminate. In the case of a partial withdrawal from an investment account, the Company will pay the amount requested and deduct that amount plus any applicable withdrawal charge from such investment account. (See "CHARGES AND DEDUCTIONS")

        When making a partial withdrawal, the contract owner should specify the investment accounts from which the withdrawal is to be made. The amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge. If the contract owner does not specify the investment account from which a partial withdrawal is to be taken, a partial withdrawal will be taken from all the investment accounts. The face amount will be reduced proportionally to the reduction in the contract value due to the partial withdrawal.

        For the rules governing the order and manner of withdrawals from the fixed investment option, see "FIXED INVESTMENT OPTION."

        There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment account. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment account is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

        The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

Telephone Withdrawals

        The contract owner may request the option to withdraw a portion of the contract value by telephone by completing the application described under "Telephone Transactions" above. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. See "TELEPHONE TRANSACTIONS"


DEATH BENEFIT

        Upon receipt of proof of the death of the insured while the contract is in force, the Company will pay the death benefit proceeds to the beneficiary. The amount of the death benefit is determined on the date the Company receives proof of the insured's death and will be the greater of (a) the face amount or
(b) the contract value times the death benefit factor from the following table:


                         Death                             Death
        Attained         Benefit        Attained          Benefit
          Age            Factor           Age             Factor
        --------         -------        --------          -------
         40 or
        younger            250%              60              130%
           41              243%              61              128%
           42              236%              62              126%
           43              229%              63              124%
           44              222%              64              122%
           45              215%              65              120%
           46              209%              66              119%
           47              203%              67              118%
           48              197%              68              117%
           49              191%              69              116%
           50              185%              70              115%
           51              178%              71              113%
           52              171%              72              111%
           53              164%              73              109%
           54              157%              74              107%
           55              150%           75-90              105%
           56              146%              91              104%
           57              142%              92              103%
           58              138%              93              102%
           59              134%           94-99              101%


        Proof of death is received when one of the following is received at the Service Office:
        (a)  A certified copy of a death certificate; or
        (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
        (c)  Any other proof satisfactory to the Company.

        All or part of the death benefit proceeds may be paid in cash or applied under an annuity option. (See "ANNUITY PAYMENT OPTIONS") If there is any debt under the contract, the death benefit proceeds equal the death benefit, as described above, less such debt.

ANNUITY PAYMENT OPTIONS

        Proceeds payable under the contract are payable either in a lump sum or in accordance with one or more annuity options. If no annuity option is specified, then proceeds will be paid in a lump sum. The person to receive payments under an option is called the payee and for joint and survivor annuities, the second person named is called the co-payee. An annuity option may be chosen only if the amount to be applied for any payee is at least $2,000. Each periodic payment must be at least $25. In addition to the annuity options described below, the owner may choose any form of settlement acceptable to the Company.

The following options are guaranteed in the contract.
        Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the payee. No payments are due after the death of the payee. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

        Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the payee dies prior to the end of the tenth year.

        Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the payee and a designated co-payee. No Payments are due after the death of the last survivor of the payee and co-payee. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

        Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the payee and a designated co-payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of that period if both the payee and the co-payee die prior to the end of the tenth year.

        In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

        Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years
        - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

        Option 4: Joint & Two-Thirds Survivor No-Refund Life Annuity - An annuity with full payments during the joint lifetime of the payee and a designated co-payee and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

Death Benefit Under Annuity Payment Options

        If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the payee(s) dies, the Company will make the remaining guaranteed payments to the payee's named beneficiary. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the payee.

TERMINATION

        The contract will terminate and life insurance coverage will cease on the earliest of the following:

        (a)     the date the owner surrenders the contract; or
        (b)     the maturity date of the contract; or
        (c)     the end of the grace period described below; or
        (d)     the death of the insured.

        A grace period of 61 days commences on a monthly anniversary day on which the contract's surrender value is less than zero. If sufficient payment is not made by the end of the grace period, the contract will terminate without value. The Company will mail the owner and any assignee written notice of the amount of payment that will be required to continue the contact in force at least 61 days before the end of the grace period. The payment required will be no greater than the amount required to pay the monthly deduction for three months as of the day the grace period began. If payment is not made by the end of the grace period, the owner's contract will terminate without value.

        Termination on the maturity date may be avoided if the insured is living on that date and if the owner sends the Company written notice that the owner elects the contract's extended maturity option prior to the maturity date. If the extended maturity option is elected, the entire contract value will be transferred to the fixed investment account on the maturity date and no further cost of insurance charges will be incurred. Death benefit proceeds will then be equal to the surrender value. A decision to elect, or not to elect, the extended maturity option will have income tax consequences. (See "FEDERAL TAX MATTERS").

REINSTATEMENT

        During the life of the insured, this contract may be reinstated within two years from the end of the grace period unless it was surrendered for payment of its surrender value. To reinstate, the Company must receive satisfactory proof of the insurability of the insured, and any debt must be repaid or reinstated. Sufficient payment must be made to cover:

        (a) all monthly deductions that are due and unpaid during the grace period, and
        (b) three months of the guaranteed maximum cost of insurance as of the date of reinstatement.

The contract value on the reinstated date will reflect:

        (a)     the contract value at the time of termination; plus
        (b)     payments made at the time of reinstatement.

The withdrawal charge will be based on the number of contract years from the original contract date.

FIXED INVESTMENT OPTION

        Investment Option. A one year fixed investment option is available under the contract. Under the one year fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the one year fixed investment option will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to the fixed investment account are determined from time-to-time by the Company in accordance with market conditions. The effective interest rate credited at any time to the fixed investment account of a contract is the weighted average of all guaranteed rates for the contract. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for an amount in the fixed investment account, it is guaranteed until the next contract anniversary and may not be changed by the Company.

        Pursuant to a Guarantee Agreement dated November 19, 1993, North American Life, parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed contracts. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by North American Life on notice to the Company. Termination will not affect North American Life's continuing liability with respect to all fixed contracts issued prior to the termination of the Guarantee.

        Investment Account. Contract owners may allocate payments, or make transfers from the variable investment options, to the fixed investment option at any time prior to the maturity date. The Company will establish an investment account when amounts are allocated to the fixed investment option.

        Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable investment option, all without the imposition of any charge. If the contract owner does not specify the renewal option desired, the Company will select the fixed investment option.

        Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed investment account to the variable investment options within 30 days of the contract anniversary. Amounts in the fixed investment account may be transferred prior to the end of the contract year as follows:
(i) transfers may be made pursuant to the Dollar Cost Averaging program and
(ii) transfers may be made from the fixed investment account to the variable investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into the fixed investment account. The Company may withdraw its permission to make the transfers described in (ii) above at any time after April 30, 1996.

        Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the fixed investment account at any time prior to the maturity date or his or her death. Withdrawals from the fixed investment account will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS." The Company reserves the right to defer payment of amounts withdrawn from the fixed investment account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year or such higher rate as may be required by the applicable state or jurisdiction).

        Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If withdrawals are taken from more than one investment account, the free withdrawal amount will be applied to all investment accounts on a pro rata basis.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS" in the Prospectus)

        Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the fixed investment account are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed investment account nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in the Prospectus relating thereto. Disclosures relating to interests in the fixed investment account and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

TEN DAY RIGHT TO REVIEW

        The contract owner may cancel the contract by returning it to the Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will refund the payment made for the contract, less any debt or partial withdrawals.

        No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

OWNERSHIP

        The contract owner is the person entitled to exercise all rights under the contract and is the person designated in the contract specifications page or as subsequently named. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

        Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at the Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

BENEFICIARY

        The beneficiary is the person, persons or entity designated in the contract specifications page or as subsequently named. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any revocable beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the owner or the owner's estate.

MISCELLANEOUS CONTRACT PROVISIONS

Limit on Right to Contest

        With regard to the life of each insured, the contract will be incontestable after it has been in force during the lifetime of the insured for two years from the issue date. Any increase in face amount for which evidence of insurability was obtained will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase. The two year incontestability period may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

        In issuing the contract, the Company has relied upon the application. The statements in that application, in the absence of fraud, are considered representations and not warranties. No statement made in connection with the contract application will be used by the Company to void the contract or to deny a claim unless that statement is a part of the contract application or any amendments thereof.

Suicide Exclusion

        If any insured commits suicide, while sane or insane, within two years of the issue date, the Company will return payments made, less any debt and any partial withdrawals. If any insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount for which evidence of insurability was established, the Company will return the additional payment which increased the face amount.

Misrepresentation of Age or Sex

        If the age or sex of any insured has been misstated, the death benefit proceeds will be limited to those which would have been appropriate for the insured's correct age and sex.

Assignment

        While the insured is alive, the owner may assign the contract. No assignment will be binding on the Company unless it is written in a form acceptable to the Company and received at the Service Office. The Company will not be liable for any payments made or actions taken before the Company accepts the assignment. An absolute assignment will revoke the interest of any revocable beneficiary. The Company will not be responsible for the validity of any assignment. An assignment may result in income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

Creditors' Claims

        To the extent permitted by law, no benefits payable under this contract will be subject to the claims of the contract owner's or the beneficiary's creditors.

Non-Participation

        The contract is non-participating and will not share in the Company's profits or surplus earnings. The Company will pay no dividends on the contract.

Notices and Elections

        To be effective, all notices and elections made under the contract must be in writing, signed by the owner and received by the Company at the Service Office. Certain exceptions may apply. See "Telephone Transactions" Unless otherwise provided in the contract, all notices, requests and elections will be effective when received at the Service Office, complete with all necessary information.

Modification

        The Company will not change or modify the contract without the owner's consent except to the extent necessary to conform to any applicable law or regulation or any ruling issued by a government agency. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 7702 of the Internal Revenue Code.

                            CHARGES AND DEDUCTIONS

        Charges and deductions under the contracts are assessed against contract values. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

MONTHLY DEDUCTION

        On each monthly anniversary day, a deduction is made from contract value to compensate the Company for the cost of insurance and certain other expenses incurred in connection with the contract. The monthly deduction amount is determined as of that valuation date, or if the monthly anniversary day is not a valuation date, the immediately following valuation date is used. The monthly deduction will be allocated among the investment accounts on a pro rata basis. The monthly deduction will vary from month to month. If the surrender value is insufficient to cover the monthly deduction due on any monthly anniversary day, the contract may terminate without value. (See "TERMINATION")

DISTRIBUTION CHARGE

        During the first ten contract years, a distribution charge equal to an annual rate of 0.25% of contract value will be deducted monthly as compensation for a portion of the sales expenses the Company incurs with respect to the contract (See "DISTRIBUTION OF THE CONTRACT"). The Company will monitor distribution charges, federal tax charges and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

PREMIUM TAX CHARGE

        During the first ten contract years, a premium tax charge equal to an annual rate of 0.25% of contract value will be deducted monthly to defray premium taxes the Company pays to state and local governments in connection with the contract. This charge is designed to offset the average premium tax the Company expects to pay with respect to a contract (approximately 2.50% of premium payments received), but will not necessarily equal the premium tax paid by the Company with respect to a particular contract.

FEDERAL TAX CHARGE

        During the first ten contract years, a federal tax charge equal to an annual rate of 0.15% of contract value will be deducted monthly to defray an increased federal tax liability resulting from the application of Section 848 of the Code. The Company currently treats this federal tax charge as if it were sales load for purposes of determining compliance with maximum sales loads permitted under Commission rules.

ADMINISTRATION CHARGE

        An administration charge equal to an annual rate of 0.40% of contract value will be deducted monthly as compensation for administrative expenses, including those for insurance underwriting and contract issuance, establishing and maintaining contract records, calculating contract values, providing reports to contract owners, preparation and filing of tax records and forms and processing contract transactions such as transfers, contract loans, partial withdrawals and surrenders. The administration charge is guaranteed never to increase over the life of the contract, and was established to cover average anticipated administrative expenses to be incurred over the period this class of contract will be in force.

        An administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. This charge, when imposed, offsets the lower asset base from which the Company can recover its costs of contract administration through the asset-based administrative charge described above.

COST OF INSURANCE CHARGE

        The Company will make a monthly deduction for the cost of providing life insurance coverage for the insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the contract, calculated using the 1980 CSO Table. Currently, a cost of insurance charge equal to an annual rate of 0.35% of contract value (0.55% of contract value after the first ten contract years) will be deducted monthly. If there is more than one insured, a cost of insurance charge equal to an annual rate of 0.10% of contract value (0.30% of contract value after the first ten contract years). The Company reserves the right to increase or decrease this current cost of insurance charge so long as the maximum charges guaranteed in the contract are not exceeded.

MORTALITY AND EXPENSE RISK CHARGE

        A mortality and expense risk charge equal to an annual rate of 0.90% of the value of variable investment accounts will be deducted monthly for assuming the mortality and expense risks under the contract. The mortality risk assumed under the con tract is the risk that the cost of providing the death benefit will exceed the maximum guaranteed cost of insurance charge. The expense risk assumed under the contract is the risk that the cost of providing administrative services will exceed the revenues from the administration charges.

WITHDRAWAL CHARGE

        If the contract owner makes a partial withdrawal or surren ders the contract during the first nine contract years, the Company will impose a withdrawal charge which declines during that nine-year period, however, no withdrawal charges will be imposed upon death of the insured. The withdrawal charge consists of two components: a contingent deferred sales charge and an unrecovered premium tax charge. The withdrawal charge is applicable only to that portion of the proceeds of a surrender or partial withdrawal that exceeds the "free withdrawal amount." The free withdrawal amount is the greater of (a) or (b) as defined below; however, the free withdrawal amount may never exceed the surrender value.

        (a) the excess of the contract value on the date of withdrawal or surrender over the unliquidated payments; or
        (b) 10% of total payments less all prior partial withdrawals in that contract year.

The total amount of the withdrawal charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable total withdrawal charge percentage shown in the following table:

                                             Total
        Contract            Unrecovered   Withdrawal
          Year      CDSC    Premium Tax     Charge
        --------    ----    -----------   ----------
           1        6.75%      2.25%         9.00%
           2        6.50%      2.00%         8.00%
           3        6.25%      1.75%         8.50%
           4        5.50%      1.50%         7.00%
           5        4.75%      1.25%         6.00%
           6        4.00%      1.00%         5.00%
           7        3.25%      0.75%         4.00%
           8        2.50%      0.50%         3.00%
           9        1.75%      0.25%         2.00%
          10+          0%         0%            0%


The Company will monitor distribution charges, federal tax charge and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

        The total withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, North American Life, the Trust or any of their affiliates.

        The revenues from the contingent deferred sales charge and the distribution charge may be insufficient to defray all distribution expenses. If there is a shortfall, the Company will bear the expense from its general account assets. Such assets may include profits, if any, from the cost of insurance and mor tality and expense risk charges described above.

        The unrecovered premium tax charge is designed to reimburse the Company upon a surrender or partial withdrawal during the first nine contract years for state premium taxes it will have paid in connection with receipt of contract payments. The amounts deducted pursuant to the asset-based charge for premium taxes prior to withdrawal, plus the deferred premium tax charges deducted upon the amounts surrendered or withdrawn, will approxi mately equal the Company's expected state premium tax obligations as a result of its receipt of contract payments, based upon an estimated 2.5% average premium tax obligation.

OTHER TAXES

        The Company reserves the right to make charges for any additional tax obligations that may be incurred in the future as a result of establishing or maintaining the Variable Account, issuing a contract,receiving payments under a contract, or from commencing or continuing annuity option payments under a contract.

                             FEDERAL TAX MATTERS


INTRODUCTION

        The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regula tions, and interpretations existing on the date of this Prospec tus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax conse quences associated with the purchase of the contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSAC TION INVOLVING A CONTRACT.

TAX STATUS OF THE COMPANY

        The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make any provision for such taxes. The Company's federal tax liability is increased, however, in respect of the contracts because of the federal tax law's treatment of deferred acquisition costs (for which the Company imposes a federal tax charge). (See "CHARGES AND DEDUCTIONS")

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

Tax Status of the Contract

        Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. The Company believes that the contract will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the contract will generally be excludable from the beneficiary's gross income, and interest and other income credited under the contract will not be taxable unless certain withdrawals are made (or are deemed to be made) from the contract prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

        DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the invest ments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as a life insurance contract for federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period or periods of non-diversification. The Company expects that the Variable Account, through the Trust, will comply with these diversification requirements. Although the investment adviser of the Trust is an affiliate of the Company, the Company does not have control over the Trust or its investments. Nonetheless, the Company believes that each Trust portfolio in which the Variable Account owns shares will be operated in compliance with the diversification requirements prescribed by the Code and Treasury Department regulations.

        OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this contract has the choice of more investment options to which to allocate premium payments and variable investment account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the contract owner being treated as the owner of a portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

        In general, the amount of the death benefit payable from a contract by reason of the death of the insured is excludable from gross income under section 101 of the Code. Certain transfers of the contract for valuable consideration, however, may result in a portion of the death benefit being taxable.

        If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

        Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the contract prior to the insured's death. If there is a total withdrawal from the contract, the surrender value will be includible in the owner's income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the contract constitute income to the owner depends, in part, upon whether the contract is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

        Contracts Which Are MECs
        ------------------------

        Characterization of a Contract as a MEC. In general, this contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, (2) no premium payments or other consideration (other than the exchanged contract) are paid into the contract during the first 7 contract years, and (3) there is no withdrawal or reduction in the death benefit during the first 7 contract years. In addition, even if the contract initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the contract, within the meaning of the tax law.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the contract is a MEC, withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the contract for tax purposes. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a contract which is a MEC, an owner should consult a qualified tax advisor.

        Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the owner attains age 59 1/2, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

        Contracts Which Are Not MECs
        ----------------------------

        Tax Treatment of Withdrawals Generally. If the contract is not a MEC (described above), the amount of any withdrawal from the contract will be considered first a non-taxable recovery of premium payments and then income from the contract. Thus, a withdrawal under a contract that is not a MEC will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated above, section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income.

        Tax Treatment of Loans. If a contract is not a MEC, a loan received under the contract generally will be treated as indebtedness of the owner. As a result, no part of any loan under such a contract will constitute income to the owner so long as the contract remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. Generally, interest paid on any loans under this contract will not be tax deductible, regardless of whether such interest is incurred in connection with a taxpayer's trade or business.

Last Survivor Contracts

        Although the Company believes that the contract, when issued as a last survivor contract, complies with section 7702 of the Code, the manner in which section 7702 should be applied to last survivor contracts is not directly addressed by section 7702. In the absence of final regulations or other guidance issued under section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the section 7702 definition of a life insurance contract. Prospective owners considering purchase of the contract as a last survivor contract should consult a qualified tax advisor.

        Where the owner of the contract is the last surviving insured, the death proceeds will generally be includible in the contract owner's estate on his or her death for purposes of the federal estate tax. If the contract owner dies and was not the last surviving insured, the fair market value of the contract would be included in the contract owner's estate. In general, nothing would be includible in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

        At the maturity date, the surrender value will be paid to the contract owner, and this amount will be includible in income to the extent the amount received exceeds the investment in the contract. If the contract owner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the contract will continue to qualify as a life insurance contract for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the contract owner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the contract would be includible in the contract owner's income at that time.

Actions to Ensure Compliance with the Tax Law

        The Company believes that the maximum amount of premium payments it has determined for the contracts will comply with the federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the contract year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also re serves the right to increase the death benefit (which may result in larger charges under a contract) or to take any other action deemed necessary to ensure the compliance of the contract with the federal tax definition of life insurance.

Other Considerations

        Changing the owner, exchanging the contract, and other changes under the contract may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

        Federal estate tax, state and local estate and inheritance tax, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes.

        If the contract owner (whether or not he or she is an insured) transfers ownership of the contract to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the contract. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million.

        Because the federal estate tax, gift tax, and generation skipping tax rules are complex, prospective contract owners should consult a qualified tax advisor before using this contract for estate planning purposes.

FEDERAL INCOME TAX WITHHOLDING

        The Company will withhold and remit to the federal govern ment a part of the taxable portion of withdrawals made under a contract unless the owner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether the Company with holds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules, if the owner's withholding and estimated tax payments are insufficient to satisfy the owner's total tax liability.

                                OTHER MATTERS


VOTING RIGHTS

        The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and portfolio shares that are not attributable to contract owners will be voted by the Company in proportion to the instructions received.

        Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the Sub-Account in which such portfolio shares are held by the net asset value per share of that portfolio.

        The Company may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to change the sub-classification or investment policies of a portfolio or to approve or disapprove an investment advisory contract for a portfolio. In addition, the Company may disregard voting instructions that would require changes in the investment policies or investment adviser or subadviser of a portfolio if the Company reasonably disapproves of these changes in accordance with applicable federal regulations. If the Company disregards any voting instructions, it will advise contract owners of that action, and its reasons therefore, in its next communication to contract owners.

        The Company reserves the right to make any changes in the voting rights described above that may be permitted by the securities laws or regulations or interpretations of these laws or regulations. In particular, if applicable securities laws or regulations are amended or present interpretations of them change, and, as a result, the Company determines that it is permitted to vote in its own right shares of the portfolios held in the Variable Account, the Company may elect to do so.

NOTICES AND REPORTS TO CONTRACT OWNERS

        Within 30 days after each calendar quarter, the Company will send the owner a statement showing, among other things, the contract value and information concerning any loans. Within 10 days after any transaction involving purchase, sale or transfer of amounts allocated to the Variable Account, the owner will be sent a confirmation statement. The owner also will be sent an annual and semi-annual report for the Variable Account and each portfolio, which will include a list of the securities held in each portfolio.

        At least once each contract year, the Company will send to contract owners a statement showing the face amount and the contract value of the contract and any outstanding loan secured by the contract as of the date of the statement. The statement will also show premium payments, and monthly deductions under the contract since the last statement, and any other information required by any applicable law or regulation.

DISTRIBUTION OF THE CONTRACT

      NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts, 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contract in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affiliates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contract will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 7% of purchase payments. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay Wood Logan for providing marketing support for the distribution of the contract.

OFFICERS AND DIRECTORS OF THE COMPANY

      The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:



NAME                   POSITION WITH    PRINCIPAL OCCUPATION
                       THE COMPANY
William J. Atherton    Director and     Director and President of
                       President        the Company

Peter S. Hutchinson    Director         Executive Vice President
                                        and Chief Financial
                                        Officer of North American
                                        Life, September 1994 to
                                        present; Senior Vice
                                        President and Chief
                                        Actuary, North American
                                        Life, April 1992 to
                                        August 1994; Vice
                                        President and Chief
                                        Actuary, North American
                                        Life, September 1990 to
                                        March 1992; Vice
                                        President and Corporate
                                        Actuary, North American
                                        Life,  September 1988 to
                                        September 1990.

Brian L. Moore         Director and     Chief Executive Officer,
                       Chairman of the  The North American Group,
                       Board of Direc   October 1993 to date;
                       tors             Executive Vice President
                                        and Chief Financial Officer,
                                        North American Life,
                                        September 1988 to October
                                        1993.

James D. Gallagher     Vice President,  Vice President, Secretary
                       Secretary and    and General Counsel of
                       General Counsel  the Company, June 1994 to
                                        date; Vice President and
                                        Associate General Counsel,
                                        The Prudential Insurance
                                        Company of America, 1990-1994.

Richard C. Hirtle      Vice President,  Vice President, Treasurer
                       Treasurer and    and Chief Financial Officer
                       Chief Financial  of the Company, November
                       Officer          1988 to date.


Hugh C. McHaffie       Vice President   Vice President and Product
                       and Product      Actuary of the Company,
                       Actuary          August 1994 to present;
                                        Product Development
                                        Executive of the Company,
                                        August 1990 to August
                                        1994.

Iain W. Scott          Vice President,  Vice President, Life
                       Life             Products of the Company,
                       Products         1994 to present; Vice
                                        President of U.S.
                                        Distribution, North
                                        American Life, 1992 to
                                        1994; Vice President,
                                        Marketing, M Financial
                                        Group of Portland,
                                        Oregon, 1990 to 1992.

Janet Sweeney          Vice President,  Vice President, Corporate
                       Corporate        Services of the Company,
                       Services         January, 1995 to date;
                                        Executive, Corporate
                                        Services of the Company,
                                        July, 1989 to December
                                        1994.

Scott L. Stolz         Vice President,  Vice President, Annuity
                       Annuity          Administration and Systems
                       Administration   of the Company, November,
                       and Systems      1994 to date;
                                        Senior Vice President of
                                        Annuity Administration
                                        and Corporate Services,
                                        SunAmerica Inc., October
                                        1991 to October 1994;
                                        Senior Vice President and
                                        National Sales Manager,
                                        SunAmerica Inc., August
                                        1990 to October 1991.

John G. Vrysen         Vice President   Vice President and Actuary
                       and Actuary      of the Company, January
                                        1986 to date.


LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

LEGAL MATTERS

      All matters of applicable state law pertaining to the contract, including the Company's right to issue the contract thereunder, have been passed upon by James D. Gallagher, Esq., Vice President, Secretary and General Counsel of the Company. Certain matters relating to the federal securities laws have been passed upon by Jones & Blouch, Washington, D.C.

INDEPENDENT ACCOUNTANTS

      The financial statements of the Company included in this Prospectus have been examined by Coopers & Lybrand, L.L.P., certified public accountants, as indicated in their report in this Prospectus, and are included herein in reliance upon that report and upon the authority of those accountants as experts in accounting and auditing.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

      The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the
Company.   The Company maintains records of all purchases and
redemptions of shares of each Trust portfolio.   Additional
protection for the assets of the Variable Account is afforded by the Company's blanket fidelity bond issued by American Home Assurance Company, in the aggregate amount of $50 million ($25 million for any one claim), covering all of the officers and employees of the Company.

OTHER INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the variable portion of the contracts discussed in the Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in
this Prospectus.   Statements contained in this Prospectus concerning the
content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

CONTRACT OWNER INQUIRIES

All contract owner inquiries should be directed to the Service Office.

                            CONTRACT ILLUSTRATIONS

        The following tables have been prepared to illustrate the way in which a contract operates. The tables assume that an initial premium payment of $25,000 is allocated equally among the Sub-Accounts of the Variable Account, with no allocation to the fixed investment account, and that no subsequent payments, transfers, partial withdrawals, or loans have been made. A female nonsmoker age 55 and a male nonsmoker age 65 with face amounts of $84,176 and $49,801, respectively, are illustrated for an individual insured. The illustration for a contract with two insureds assumes a joint equal age of 65 with a face amount of $73,965.

        The tables illustrate how the contract value, the surrender value and the death benefit of a contract would vary over time if the investment return on the assets of each portfolio were a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each portfolio, other than transaction expenses such as brokerage commissions) after-tax annual rates of 0%, 6% or 12%. The contract value, surrender value and death benefit would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

        The charges reflected in the tables include the (1) distribution charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (2) premium tax charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (3) federal tax charge equal to an annual rate of 0.15% of contract value for the first ten contract years, (4) administration charge equal to an annual rate of 0.40% of contract value, (5) mortality and expense charge equal to an annual rate of 0.90% of variable investment account values, (6) $2.50 monthly maintenance fee, (7) current and guaranteed cost of insurance charges, and (8) any withdrawal charge which may be applicable in the first nine contract years. A simple average of the total expenses of the fourteen portfolios also is reflected in the tables. That average expense figure is 0.88%, based upon the 1994 expense ratios of the portfolios and an estimated expense ratio of 1.25% for the International Growth and Income Trust. The expenses of the portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

        The tables reflect the fact that no charges (other than those described above) for federal, state or local taxes are currently made against the Variable Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

        Surrender values in the tables do not reflect any tax consequences of a surrender, as those consequences would vary according to the individual circumstances of the contract owner. It should be noted that surrenders of the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

        Upon request, the Company will furnish comparable illustrations based on the insured's age, gender, smoking status, risk class, the initial premium payment, and the investment option selected by the contract owner or prospective owner.

        From time to time, in supplemental sales literature for the contract that quotes performance data for one or more of the Trust portfolios, the Company may include surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the portfolio for which performance data is shown in the sales literature replacing the hypothetical rates of return in the following tables. This information may be shown in the form of graphs, charts, tables and examples. The contract will be offered to the public only on or after the date of this Prospectus. However, total return data may be used in sales literature for as long a period as a portfolio has been in existence. The results for any period prior to the contract being offered would be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

                                          $25,000 INITIAL PAYMENT:  $51,179  FACE AMOUNT
                                                       NONSMOKER :   AGE 65

                                                          CURRENT VALUES

                                0% Hypothetical                 6% Hypothetical               12% Hypothetical
                            Gross Investment Return         Gross Investment Return         Gross Investment Return
              Payment
                Plus                 Contract                         Contract
 Policy       Interest   Contract   Surrender   Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year         at 5%      Value       Value    Benefit    Value       Value     Benefit     Value      Value     Benefit
  ----         -----      -----       -----    -------    -----       -----     -------     -----      -----     -------

   1          $26,250    $24,187    $21,937    $51,179    $25,640    $23,390    $51,179    $27,092    $24,842    $51,179
   2           27,563     23,400     21,275     51,179     26,296     24,171     51,179     29,362     27,237     51,179
   3           28,941     22,638     20,888     51,179     26,971     25,221     51,179     31,824     30,074     51,179
   4           30,388     21,899     20,399     51,179     27,663     26,163     51,179     34,495     32,995     51,179
   5           31,907     21,184     19,934     51,179     28,374     27,124     51,179     37,394     36,144     51,179
   6           33,502     20,491     19,491     51,179     29,104     28,104     51,179     40,538     39,538     51,179
   7           35,178     19,819     19,069     51,179     29,854     29,104     51,179     43,949     43,199     51,179
   8           36,936     19,169     18,669     51,179     30,624     30,124     51,179     47,651     47,151     52,892
   9           38,783     18,539     18,289     51,179     31,414     31,164     51,179     51,666     51,416     56,316
   10          40,722     17,929     17,929     51,179     32,226     32,226     51,179     56,023     56,023     59,944
   15          51,973     15,500     15,500     51,179     37,458     37,458     51,179     86,634     86,634     90,966
   20          66,332     13,381     13,381     51,179     43,567     43,567     51,179    133,054    133,054    139,707
   25          84,659     11,532     11,532     51,179     50,698     50,698     53,233    204,369    204,369    214,587
   30         108,049      9,920      9,920     51,179     59,133     59,133     59,724    314,591    314,591    317,737


ASSUMPTIONS:

(1) No loans or partial withdrawals have been made.
(2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                          $25,000 INITIAL PAYMENT:  $85,564  FACE AMOUNT
                                                   FEMALE  NONSMOKER :   AGE 55

                                                          CURRENT VALUES

                                0% Hypothetical                 6% Hypothetical               12% Hypothetical
                            Gross Investment Return         Gross Investment Return         Gross Investment Return
              Payment
                Plus                 Contract                         Contract
 Policy       Interest   Contract   Surrender   Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year         at 5%      Value       Value    Benefit    Value       Value     Benefit     Value      Value     Benefit
  ----         -----      -----       -----    -------    -----       -----     -------     -----      -----     -------

   1          $26,250    $24,187    $21,937    $85,564    $25,640    $23,390    $85,564    $27,092    $24,842    $85,564
   2           27,563     23,400     21,275     85,564     26,296     24,171     85,564     29,362     27,237     85,564
   3           28,941     22,638     20,888     85,564     26,971     25,221     85,564     31,824     30,074     85,564
   4           30,388     21,899     20,399     85,564     27,663     26,163     85,564     34,495     32,995     85,564
   5           31,907     21,184     19,934     85,564     28,374     27,124     85,564     37,394     36,144     85,564
   6           33,502     20,491     19,491     85,564     29,104     28,104     85,564     40,538     39,538     85,564
   7           35,178     19,819     19,069     85,564     29,854     29,104     85,564     43,949     43,199     85,564
   8           36,936     19,169     18,669     85,564     30,624     30,124     85,564     47,651     47,151     85,564
   9           38,783     18,539     18,289     85,564     31,414     31,164     85,564     51,666     51,416     85,564
   10          40,722     17,929     17,929     85,564     32,226     32,226     85,564     56,023     56,023     85,564
   15          51,973     15,500     15,500     85,564     37,458     37,458     85,564     86,497     86,497    100,336
   20          66,332     13,381     13,381     85,564     43,567     43,567     85,564    134,465    134,465    143,877
   25          84,659     11,532     11,532     85,564     50,698     50,698     85,564    209,593    209,593    220,073
   30         108,049      9,920      9,920     85,564     59,023     59,023     85,564    323,618    323,618    339,799

ASSUMPTIONS :
(1) No loans or partial withdrawals have been made.
(2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                          $25,000 INITIAL PAYMENT:  $79,644  FACE AMOUNT
                                                SURVIVOR : JOINT EQUIVALENT  AGE 65

                                                          CURRENT VALUES

                                0% Hypothetical                 6% Hypothetical               12% Hypothetical
                            Gross Investment Return         Gross Investment Return         Gross Investment Return
              Payment
                Plus                 Contract                         Contract
 Policy       Interest   Contract   Surrender   Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year         at 5%      Value       Value    Benefit    Value       Value     Benefit     Value      Value     Benefit
  ----         -----      -----       -----    -------    -----       -----     -------     -----      -----     -------

   1          $25,000    $24,257    $22,007    $79,644    $25,714    $23,464    $79,644    $27,171    $24,921    $79,644
   2           26,250     23,527     21,402     79,644     26,439     24,314     79,644     29,522     27,397     79,644
   3           27,563     22,817     21,067     79,644     27,185     25,435     79,644     32,078     30,328     79,644
   4           28,941     22,128     20,628     79,644     27,954     26,454     79,644     34,858     33,358     79,644
   5           30,388     21,459     20,209     79,644     28,744     27,494     79,644     37,882     36,632     79,644
   6           31,907     20,810     19,810     79,644     29,558     28,558     79,644     41,171     40,171     79,644
   7           33,502     20,179     19,429     79,644     30,396     29,646     79,644     44,748     43,998     79,644
   8           35,178     19,566     19,066     79,644     31,259     30,759     79,644     48,639     48,139     79,644
   9           36,936     18,972     18,722     79,644     32,147     31,897     79,644     52,870     52,620     79,644
   10          38,783     18,394     18,394     79,644     33,061     33,061     79,644     57,473     57,473     79,644
   15          49,498     16,107     16,107     79,644     38,918     38,918     79,644     89,547     89,547     94,024
   20          63,174     14,086     14,086     79,644     45,842     45,842     79,644    139,441    139,441    146,413
   25          80,628     12,302     12,302     79,644     54,027     54,027     79,644    216,887    216,887    227,732
   30         102,903     10,725     10,725     79,644     63,703     63,703     79,644    337,885    337,885    341,263

ASSUMPTIONS :
(1) No loans or partial withdrawals have been made.
(2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                           $25,000 INITIAL PAYMENT:  $51,179 FACE AMOUNT
                                                      MALE NONSMOKER:  AGE 65

                                                         GUARANTEED VALUES

                           0% Hypothetical                  6% Hypothetical                 12% Hypothetical
                       Gross Investment Return          Gross Investment Return          Gross Investment Return
           Payment
            Plus                Contract                         Contract                         Contract
 Policy   Interest   Contract   Surrender    Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year      at 5%      Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
 ------   --------   --------   ---------   -------   --------   ---------   -------   --------   ---------   -------
   1      $ 26,250    $23,677     $21,427   $51,179    $25,136     $22,886   $51,179   $ 26,596    $ 24,346  $ 51,179
   2        27,563     22,293      20,168    51,179     25,215      23,090    51,179     28,312      26,187    51,179
   3        28,941     20,837      19,087    51,179     25,229      23,479    51,179     30,169      28,419    51,179
   4        30,388     19,294      17,794    51,179     25,168      23,668    51,179     32,187      30,687    51,179
   5        31,907     17,645      16,395    51,179     25,020      23,770    51,179     34,392      33,142    51,179
   6        33,502     15,864      14,864    51,179     24,765      23,765    51,179     36,816      35,816    51,179
   7        35,178     13,919      13,169    51,179     24,381      23,631    51,179     39,499      38,749    51,179
   8        36,936     11,766      11,266    51,179     23,836      23,336    51,179     42,492      41,992    51,179
   9        38,783      9,355       9,105    51,179     23,094      22,844    51,179     45,864      45,614    51,179
  10        40,722      6,628       6,628    51,179     22,113      22,113    51,179     49,674      49,674    53,151
  15        51,973       *           *         *        12,316      12,316    51,179     76,795      76,795    80,635
  20        66,332       *           *         *          *           *         *       117,406     117,406   123,277
  25        84,659       *           *         *          *           *         *       176,250     176,250   185,063
  30       108,049       *           *         *          *           *         *       266,646     266,646   269,312

ASSUMPTIONS :
(1) No loans or partial withdrawals have been made.
(2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

  * Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage.
    See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                           $25,000 INITIAL PAYMENT:  $85,564 FACE AMOUNT
                                                     FEMALE NONSMOKER:  AGE 55

                                                         GUARANTEED VALUES

                           0% Hypothetical                  6% Hypothetical                 12% Hypothetical
                       Gross Investment Return          Gross Investment Return          Gross Investment Return
           Payment
            Plus                Contract                         Contract                         Contract
 Policy   Interest   Contract   Surrender    Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year      at 5%      Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
 ------   --------   --------   ---------   -------   --------   ---------   -------   --------   ---------   -------
    1     $ 26,250    $23,887     $21,637   $85,564    $25,339     $23,089   $85,564   $ 26,792    $ 24,542   $85,564
    2       27,563     22,771      20,646    85,564     25,663      23,538    85,564     28,727      26,602    85,564
    3       28,941     21,649      19,899    85,564     25,972      24,222    85,564     30,823      29,073    85,564
    4       30,388     20,522      19,022    85,564     26,264      24,764    85,564     33,095      31,595    85,564
    5       31,907     19,384      18,134    85,564     26,538      25,288    85,564     35,561      34,311    85,564
    6       33,502     18,229      17,229    85,564     26,785      25,785    85,564     38,238      37,238    85,564
    7       35,178     17,046      16,296    85,564     26,998      26,248    85,564     41,142      40,392    85,564
    8       36,936     15,821      15,321    85,564     27,164      26,664    85,564     44,293      43,793    85,564
    9       38,783     14,538      14,288    85,564     27,269      27,019    85,564     47,713      47,463    85,564
   10       40,722     13,185      13,185    85,564     27,303      27,303    85,564     51,432      51,432    85,564
   15       51,973      5,379       5,379    85,564     27,118      27,118    85,564     78,729      78,729    91,325
   20       66,332       *           *         *        23,088      23,088    85,564    122,372     122,372   130,938
   25       84,659       *           *         *         8,326       8,326    85,564    190,728     190,728   200,264
   30      108,049       *           *         *          *           *         *       294,404     294,404   309,124

ASSUMPTIONS :
(1) No loans or partial withdrawals have been made.
(2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

  * Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage.
    See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                           $25,000 INITIAL PAYMENT:  $79,644 FACE AMOUNT
                                              LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                                                         GUARANTEED VALUES

                           0% Hypothetical                  6% Hypothetical                 12% Hypothetical
                       Gross Investment Return          Gross Investment Return          Gross Investment Return
           Payment
            Plus                Contract                         Contract                         Contract
 Policy   Interest   Contract   Surrender    Death    Contract   Surrender    Death    Contract   Surrender    Death
  Year      at 5%      Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
 ------   --------   --------   ---------   -------   --------   ---------   -------   --------   ---------   -------
    1     $ 25,000    $24,257     $22,007   $79,644    $25,714     $23,464   $79,644   $ 27,171    $ 24,921  $ 79,644
    2       26,250     23,498      21,373    79,644     26,414      24,289    79,644     29,501      27,376    79,644
    3       27,563     22,714      20,964    79,644     27,092      25,342    79,644     31,998      30,248    79,644
    4       28,941     21,893      20,393    79,644     27,739      26,239    79,644     34,672      33,172    79,644
    5       30,388     21,023      19,773    79,644     28,344      27,094    79,644     37,538      36,288    79,644
    6       31,907     20,086      19,086    79,644     28,891      27,891    79,644     40,606      39,606    79,644
    7       33,502     19,064      18,314    79,644     29,367      28,617    79,644     43,896      43,146    79,644
    8       35,178     17,933      17,433    79,644     29,751      29,251    79,644     47,427      46,927    79,644
    9       36,936     16,670      16,420    79,644     30,025      29,775    79,644     51,231      50,981    79,644
   10       38,783     15,236      15,236    79,644     30,158      30,158    79,644     55,338      55,338    79,644
   15       49,498      4,426       4,426    79,644     28,709      28,709    79,644     85,442      85,442    89,714
   20       63,174       *           *         *        17,766      17,766    79,644    133,000     133,000   139,650
   25       80,628       *           *         *          *           *         *       205,484     205,484   215,759
   30      102,903       *           *         *          *           *         *       318,141     318,141   321,322

ASSUMPTIONS :
(1) No loans or partial withdrawals have been made.
(2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee.
(3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.88%.

  * Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage.
    See "TERMINATION" and "REINSTATEMENT".


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             FINANCIAL STATEMENTS

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)
       STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
                                 (Unaudited)

ASSETS                                                           June 30, 1995
                                                                 -------------
Investments
     Bonds at amortized cost                                    $   15,036,356
     Real estate                                                     6,675,476
     Common stock                                                   17,956,313
     Short-term investments                                        261,869,128
          Cash                                                       6,607,060
                                                                --------------
               Total investments                                   308,144,333
     Accrued investment income                                         341,192
     Other assets                                                   37,110,991
     Separate account assets                                     4,197,766,952
                                                                --------------
               Total assets                                     $4,543,363,468
                                                                ==============

LIABILITIES
     Aggregate reserves                                              4,942,384
     Transfers from separate account, net                         (157,088,476)
     Borrowed money                                                 97,920,375
     Funds held account from reinsurers                             12,000,000
     Amount due to reinsurer                                       303,182,368
     Asset valuation reserve                                         2,437,594
     Accrued surplus note interest                                   2,448,219
     Other liabilities                                               7,683,704
     Separate account liabilities                                4,197,766,952
                                                                --------------
                Total liabilities                                4,471,293,120

CAPITAL AND SURPLUS
     Common stock
     (Shares authorized 3,000, issued and outstanding
        2,600, par value $1,000)                                     2,600,000
     Surplus note payable to Parent                                 20,000,000
     Paid-in capital in excess of par value                        110,633,000
     Unassigned deficit                                            (61,162,652)
                                                                --------------
                     Total capital and surplus                      72,070,348
                                                                --------------
                Total liabilities, capital and surplus          $4,543,363,468
                                                                ==============

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)
                           STATEMENTS OF OPERATIONS
               For the six months ended June 30, 1995 and 1994
                                 (Unaudited)

                                                    1995          1994
                                                    ----          ----
Revenues
     Annuity considerations and deposits        $487,274,690  $663,330,855
     Net investment income                        37,630,389    11,870,263
     Commissions and expense allowances on
       reinsurance ceded                           4,275,450     4,933,086
     Experience refund on reinsurance ceded        1,312,578     2,902,665
     Reserve adjustments on reinsurance          (26,510,455)   30,964,177
                                                ------------  ------------
                                                 503,982,652   714,001,046
                                                ------------  ------------
Expenses
     Annuity benefits                            142,203,295    91,954,053
     Increase (decrease) in reserves            (514,150,222)   43,317,445
     Reinsurance                                 725,592,129       ---
     Increase in separate account liability       83,904,584   529,294,422
     Commissions                                  35,016,561    47,585,785
     General expenses                             11,401,811     9,582,676
     Interest expense                              4,216,703       953,515
     Recapture fee on reinsurance ceded            1,445,889        15,933
     Interest paid on funds held account             ---            83,474
                                               ------------   ------------
                                                489,630,750    722,787,303
                                               ------------   ------------

Income (loss) before federal income tax
  provision and realized capital losses          14,351,902     (8,786,257)
Federal income tax provision                        ---              6,981
                                               ------------   ------------
Income (loss) after federal income tax
  provision                                      14,351,902     (8,793,238)

Realized capital losses                          (2,333,736)      (880,150)
                                               ------------   ------------
Net (loss) income                              $ 12,018,166   $ (9,673,388
                                               ============   ============


                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)
                      STATEMENTS OF CAPITAL AND SURPLUS
               For the six months ended June 30, 1995 and 1994
                                 (Unaudited)

                                         1995          1994
                                         ----          ----
Capital and Surplus - beginning of
  the year                            $59,408,132   $51,722,525
Net income (loss)                      12,018,166    (9,673,388)
Change in net unrealized capital
  gains (losses)                         (407,218)     (574,270)
Change in asset valuation reserve       3,099,266     1,020,697
Increase in non-admitted assets          (681,608)     (387,782)
Paid in capital in excess of par            ---      10,000,000
Initial commission allowance on
  reinsurance ceded                    (1,366,390)        ---
Surplus adjustment on reinsurance
  ceded                                     ---      (1,000,000)
Capital and Surplus - end of the      -----------   -----------
  year                                $72,020,348   $51,107,782
                                      ===========   ===========

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                           STATEMENTS OF CASH FLOWS

               For the six months ended June 30, 1995 and 1994
                                 (Unaudited)

                                                1995           1994
                                                -----          ----
From operating activities:
Annuity considerations and deposits         $487,274,689   $663,330,855
Allowances & reserve adjustments on          (22,235,005)    35,587,104
  reinsurance ceded
Net investment income                         30,471,702     12,152,286
Experience refund on reinsurance ceded         1,312,578      2,902,665
Surrender benefits and other fund
  withdrawals paid                          (115,722,915)   (75,350,820)
Other benefits paid to policyholders         (27,109,067)   (15,613,541)
Commissions, other expenses & taxes paid     (48,055,354)   (57,177,246)
Net transfers to separate account            (92,957,062)  (561,129,154)
Reinsurance and other operating expenses
  paid                                      (728,674,413)    (1,427,244)
                                            ------------    -----------
Net cash provided (used) by operating
  activities                                (515,745,847)     3,264,905
                                            ------------    -----------
From investing activities:
Proceeds from investments sold, matured
  or repaid:
 Bonds                                       760,780,013     28,658,092
 Stocks                                        5,080,000
 Mortgage loans                              111,813,926      5,208,451
 Real estate                                   2,505,052      1,143,824
Cost of investments acquired:
 Bonds                                      (433,374,110    (55,614,974)
 Stocks                                      (10,000,000)
 Mortgage loans                                    ---         (982,500)
 Real estate                                  (2,505,052)         ---

Net cash provided (used) by investing
   activities                                434,299,829)   (21,587,107)
                                            ------------   ------------
Other cash provided (applied):
 Capital and surplus paid-in                       ---       10,000,000
 Borrowed money                              (3,000,000)          ---
 Other sources                              308,216,194      35,279,244
 Other applications                         (56,872,164)    (98,696,695)
                                           ------------    ------------

        Total other cash provided           248,344,030     (53,417,451)
                                           ------------    ------------
Net change in cash and short-term
  investments                               166,898,012     (71,739,653)
Cash and short-term investments,
  beginning of year                         101,578,176      99,495,800
                                           ------------    ------------
Cash and short-term investments, end of
  year                                     $268,476,188    $27,7756,147
                                           ============    ============

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                        NOTES TO FINANCIAL STATEMENTS
               For the six months ended June 30, 1995 and 1994

                                 (Unaudited)


The unaudited financial statements of North American Security Life Insurance Company (the "Company") as of June 30, 1995 and 1994, reflect, in the opinion of management, all adjustments necessary to present fairly the statements of admitted assets, liabilities, capital and surplus, the statements of operations, capital and surplus, and cash flows. Interim results are not indicative of the results which may be expected for the full year. For a description of accounting policies, see notes to Consolidated Financial Statements for the year ended December 31, 1994.

Note 1 - Reinsurance
--------------------

Effective June 30, 1995, the Company entered into an indemnity coinsurance agreement for all fixed business with the Providian Corporation, through its wholly owned subsidiary Peoples Security Life Insurance Company. The indemnity aspects of the agreement provide that, the Company will remain liable for the fixed account contractual obligations. The coinsurance aspects of the agrrement require the Company to sell or transfer all assets backing the fixed annuity obligations to the reinsurer together with all future fixed premiums received by the Company. In exchange, the reinsurer will reimburse the Company for all claims and provide expense allowances to cover commissions and other costs associated with the fixed annuity business.

This agreement does not cover the fixed business written by First Northern American Life Assurance Company, a wholly owned subsidiary of the Company.

To effect reinsurance with respect to policies in force on June 30, 1995 the Company shall pay or owe to the reinsurer cash or other assets representing the Initial Consideration. The Initial Consideration was approximately $727 million and was funded by 1) the direct transfer of bonds and acccrued interest of approximately $348 million, 2) transfer of cash from the sale of mortgage participations of approximately $105 million, 3) transfer of cash from the sale of mortgage participations of approximately $105 million, 3) transfer of cash from the sale of bonds of approximately $271 million, 4) direct transfer of policy loans for approximately $3 million.

As of June 30, 1995 approximately $432 million of the Initial Consideration was paid to the reinsurer. The balance was held as a liability due to reinsurer as of June 30, 1995 and subsequently paid. As a result of this transaction there was a net increase in the statement of operations of approximately $7 million for the six months ended June 30, 1995. Additionally, there was a direct increase in surplus of approximately $5 million due to the release of the Asset Valuation Reserve, applicable to the investments sold under the reinsurance agreement.

        NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY (A Wholly-Owned
                 Subsidiary of North American Life Assurance
                        Company of North York, Canada)
                              -----------------

                             FINANCIAL STATEMENTS

                             For the years ended
                       December 31, 1994, 1993 and 1992

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors and
Shareholder of North American Security
Life Insurance Company:

We have audited the accompanying statements of admitted assets, liabilities, capital and surplus of North American Security Life Insurance Company (a wholly-owned subsidiary of North American Life Assurance Company of North York, Canada) as of December 31, 1994 and 1993, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of North American Security Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices are considered to be generally accepted accounting principles for wholly-owned stock life subsidiaries of mutual life insurance companies.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in
Schedule 1 - Selected Financial Data, is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Boston, Massachusetts
February 24, 1995
                                                /s/ Coopers & Lybrand L.L.P.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

       STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

                          December 31, 1994 and 1993
ASSETS                                             1994            1993
                                                   ----            ----
Investments
     Bonds at amortized cost                 $  333,973,085   $  215,189,979
     Mortgages                                  115,429,834      133,647,221
     Real estate                                  4,745,559        4,326,996
     Common stock                                11,039,222       16,547,831
     Policy loans                                 2,579,308        1,787,585
     Short-term investments                     101,578,176       99,495,800
                                             --------------   --------------
                Total investments               569,345,184      470,995,412
     Accrued investment income                    7,197,833        4,899,232
     Other assets                                 2,427,102        2,252,988
                                             --------------   --------------
     Separate account assets                  3,661,278,295    2,937,436,423
                                             --------------   --------------
                Total assets                 $4,240,248,414   $3,415,584,055
                                             ==============   ==============

LIABILITIES
     Aggregate reserves                         519,092,606      372,540,482
     Transfers from separate account, net      (148,035,998)    (112,596,016)
     Borrowed money                             100,023,562       30,000,000
     Payable for investments purchased                ---         63,153,661
     Payable to Parent                                ---         30,408,997
     Funds held account from reinsurers          12,000,000       17,874,070
     Asset valuation reserve                      5,536,860        7,512,893
     Interest maintenance reserve                 2,494,101        3,095,519
     Bank overdraft                               9,547,533        3,710,350
     Payable to Parent on reinsurance ceded       8,577,268        2,652,952
     Other liabilities                           10,326,055        8,072,199
     Separate account liabilities             3,661,278,295    2,937,436,423
                                             --------------   --------------
                Total liabilities             4,180,840,282    3,363,861,530

CAPITAL AND SURPLUS
     Common stock (Shares authorized:
       3,000 and 2,000 at December 31, 1994
       and 1993, respectively; issued and
       outstanding 2,600 and 2,000 at December
       31, 1994 and 1993, respectively:
       par value $1,000)                          2,600,000        2,000,000
     Surplus note payable to Parent              20,000,000       20,000,000
     Paid-in capital in excess of par value     110,633,000       81,233,000
     Unassigned deficit                         (73,824,868)     (51,510,475)
                                             --------------   --------------
                Total capital and surplus        59,408,132       51,722,525
                                             --------------   --------------
                 Total liabilities, capital
                   and surplus               $4,240,248,414   $3,415,584,055
                                             ==============   ==============

   The accompanying notes are an integral part of the financial statements

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                           STATEMENTS OF OPERATIONS

                       December 31, 1994, 1993 AND 1992

                                      1994           1993           1992
                                      ----           ----           ----
Revenues
     Annuity considerations and
       deposits                    $1,139,953,302 $1,255,219,443 $471,449,106
     Net investment income             30,559,559     27,851,126   30,537,627
     Commissions and expense
       allowances on
       reinsurance ceded                7,019,266        586,983    9,377,752
     Experience refund on
       reinsurance ceded                4,967,753          ---          ---
     Reserve adjustments on
       reinsurance                     (5,879,248)   (23,455,222) 114,566,879
                                   -------------- -------------- ------------
                                    1,176,620,632  1,260,202,330  625,931,364
                                   -------------- -------------- ------------

Expenses
     Annuity benefits                 206,710,232    195,064,882  115,654,343
     Increase in reserves             146,552,124    5,337,935     20,902,062
     Increase in separate account
       liability                      732,768,257    971,871,375  428,856,978
     Commissions                       81,981,046     82,137,269   43,291,399
     General expenses                  19,253,764     13,475,040   10,825,845
     Interest expense                   4,599,441        456,196      230,812
     Recapture fee on
       reinsurance ceded                8,029,909         13,300   25,102,649
     Interest paid on funds
       held account                       144,498        226,761    1,149,536
                                   -------------- -------------- ------------
                                    1,200,039,271  1,268,582,758  646,013,624
                                   ============== ============== ============

     Loss before federal income tax
       provision and
       realized capital losses        (23,418,639)    (8,380,428) (20,082,260)
     Federal income tax
       provision                            6,415        193,000        ---
                                   -------------- -------------- ------------
       Loss after federal
         income tax provision         (23,425,054)    (8,573,428) (20,082,260)


     Realized capital losses           (7,029,018)    (2,104,462)     (228,493)
                                   -------------- -------------- -------------
     Net loss                      $  (30,454,072)$  (10,677,890)$ (20,310,753)
                                   ============== ============== =============



   The accompanying notes are an integral part of the financial statements

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                      STATEMENTS OF CAPITAL AND SURPLUS

             For the years ended December 31, 1994, 1993 and 1992

                                      1994            1993           1992
                                      ----            ----           ----
Capital and Surplus - beginning
  of the year                     $51,722,525     $35,773,897    $34,654,342
Net loss                          (30,454,072)    (10,677,890)   (20,310,753)
Change in net unrealized capital
  gains (losses)                    3,514,108      (1,198,895)    (2,537,720)
Change in asset valuation reserve   1,976,033      (5,847,867)       164,300
Increase in non-admitted assets    (1,859,181)     (1,326,720)      (196,272)
Issuance of common stock              600,000         458,000          ---
Paid in capital in excess of par   29,400,000       4,542,000     24,000,000
Initial commission allowance on
  reinsurance ceded                 4,508,719      10,000,000          ---
Surplus note from Parent                ---        20,000,000          ---
                                  -----------     -----------    -----------
Capital and Surplus - end of the
  year                            $59,408,132     $51,722,525    $35,773,897
                                  ===========     ===========    ===========



   The accompanying notes are an integral part of the financial statements

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                           STATEMENTS OF CASH FLOWS

             For the years ended December 31, 1994, 1993 and 1992

                                       1994             1993              1992
                                       ----             ----              ----
From operating activities:
Annuity considerations and
  deposits                        $1,139,953,302    $1,255,219,443   $471,449,106
Allowances & reserve adjustments
  on reinsurance ceded                 1,140,018       (20,898,549)   122,978,892
Net investment income                 28,230,341        27,231,438     31,053,104
Experience refund on reinsurance
  ceded                                4,967,753             ---            ---
Surrender benefits and other fund
  withdrawals paid                  (175,523,156)     (171,434,721)   (94,687,168)
Other benefits paid to
  policyholders                      (30,555,923)      (22,727,802)   (21,143,676)
Commissions, other expenses &
  taxes paid                        (100,210,171)      (93,392,207)   (53,504,225)
Net transfers to separate account   (768,208,239)   (1,022,539,449)  (459,303,106)
Other operating expenses paid        (13,571,986)       (1,546,814)   (27,113,635)
                                  --------------    --------------   ------------
Net cash provided (used) by
operating activities                  86,221,939       (50,088,661)   (30,270,708)
                                  --------------    --------------   ------------
From investing activities:
Proceeds from investments sold,
matured or  repaid:
 Bonds                               112,385,919        75,750,376     85,154,445
 Stocks                                5,805,050         5,818,725          ---
 Mortgage loans                       14,076,659         6,294,101      1,438,425
 Real estate                           5,950,412         5,528,761      1,592,984
Cost of investments acquired:
 Bonds                              (232,208,934)      (42,169,482)   (69,517,083)
 Stocks                                 (488,212)      (11,144,711)    (7,500,000)
 Mortgage loans                       (4,301,717)       (3,890,750)    (3,173,750)
                                  --------------    --------------   ------------
Net cash provided (used) by
 investing activities                (98,780,823)       36,187,020      7,995,021
                                  --------------    --------------   ------------

Other cash provided (applied):
 Capital and surplus paid-in          30,000,000         5,000,000     24,000,000
 Borrowed money                       70,000,000        80,000,000          ---
 Reinsurance ceding commission and
  expenseallowance                         ---          25,000,000          ---
 Other sources                        17,892,210         4,771,451      1,309,229
 Other applications                 (103,250,950)       (4,931,341)    (1,862,121)
                                  --------------    --------------   ------------
          Total other cash
          provided                    14,641,260       109,840,110     23,447,108
                                  --------------    --------------   ------------
 Net change in cash and short-term
   investments                         2,082,376        95,938,469      1,171,421
 Cash and short-term investments,
   beginning of year                  99,495,800         3,557,331      2,385,910
                                  --------------    --------------   ------------
 Cash and short-term investments,
   end of year                    $  101,578,176    $   99,495,800   $  3,557,331
                                  ==============    ==============   ============

    The accompanying notes are an integral part of the financial statements

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                        (A WHOLLY-OWNED SUBSIDIARY OF
                    NORTH AMERICAN LIFE ASSURANCE COMPANY
                            OF NORTH YORK, CANADA)

                        NOTES TO FINANCIAL STATEMENTS
                      For the year ended December 31, 1994

A.   Organization
     ------------

     North American Security Life Insurance Company ("the Company") is a wholly-owned subsidiary of North American Life Assurance Company of North York, Canada ("NAL").

     The Company issues fixed and variable annuity contracts. Amounts invested in variable annuity contracts are allocated to the separate accounts of the Company. The separate account assets are invested in shares of the NASL Series Trust, a no-load, open-end management investment company organized as a Massachusetts business trust.

     On June 19, 1992, the Company formed First North American Life Assurance Company ("FNA"). Subsequently, on July 22, 1992, FNA was granted a license by the New York State Insurance Department. FNA issues fixed and variable annuity contracts in the state of New York.

     NASL Financial Services Inc. ("NASL Financial"), a wholly-owned subsidiary of the Company, acts as investment adviser to the NASL Series Trust and principal underwriter of the variable annuity contracts issued by the Company and FNA.

B.   Summary of Significant Accounting Policies
     ------------------------------------------

     Basis of Reporting
     ------------------

     The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. These practices, in the case of a wholly-owned stock life insurance subsidiary of a mutual life insurance company, are considered to be generally accepted accounting principles (GAAP).

     The Financial Accounting Standards Board issued Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long- Duration participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95- 1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                --------------

     Basis of Reporting, continued
     -----------------------------

     These pronouncements will require mutual life insurance companies to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

     Certain amounts in the 1993 and 1992 financial statements are presented differently than in prior years to conform with 1994 presentation guidelines.

     Investments and Investment Income
     ---------------------------------

     Investments are valued in accordance with rules promulgated by the National Association of Insurance Commissioners ("NAIC"). Bonds and short-term investments, where eligible under NAIC rules, are valued at amortized cost.

     Investment income is recognized on the accrual basis. Unrealized gains or losses on investments are recorded in unassigned surplus. Realized gains or losses on investments sold are determined on the basis of the specific identification method.

     Common stocks are valued at market value except for investments in affiliates which are carried on the equity basis; and real estate acquired in satisfaction of debt which is stated at the lower of the appraised market value or the outstanding principal loan balance plus accrued interest and foreclosure costs.

     Mortgage loans in good standing are stated at the aggregate unpaid balance. Mortgage loans are considered to be in default if interest and principal payments are delinquent for more than 90 days. The Company writes-down mortgage loans in default to the lower of unpaid principal or the value of the underlying property. The Company maintains asset valuation reserves sufficiently in excess of minimum requirements which serve to cover the excess of the loan balance over the underlying property values on restructured loans.

     The maximum and minimum lending rates for mortgage loans were 9.00% and 7.25% in 1994, 8.625% and 6.750% in 1993, and 10% and 8% in 1992,
     respectively.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                -------------

     Investments and Investment Income, continued
     --------------------------------------------

     The maximum percentage of any one loan to the value of the property at the time of the original loan commitment, exclusive of purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. At December 31, 1994, 1993, and 1992, the Company held $414,974, $5,682,476, and $3,245,424, respectively, of mortgages in default at statement value. As of year end, there were no mortgages with interest overdue in excess of one year. In 1994, 1993 and 1992, the Company wrote-down $1,745,682, $1,915,623, and $2,119,018, respectively of mortgages held at year end to reflect the carrying value at the lower of appraised value or outstanding principal plus accrued interest and foreclosure costs.

     In 1994, 1993 and 1992, the Company transferred, in satisfaction of debt, mortgages with statement values of $6,407,174, $4,413,889 and $7,088,100, respectively to foreclosed real estate. Subsequently, in 1994, 1993 and 1992, the Company wrote-down $0, $1,016,484, and $2,119,018, respectively, on these properties to reflect the carrying value at the lower of the current market valuation or the value transferred at the time of foreclosure. At year end, the Company held $4,217,786 of foreclosed real estate.

     Short-Term Investments
     ----------------------

     Short-term investments generally consist of bonds, commercial paper and money market instruments whose maturities at the time of acquisition are one year or less. Short-term investments are valued at cost, which approximates market value.

     Asset Valuation Reserve and Interest Maintenance Reserve
     --------------------------------------------------------

     The Asset Valuation Reserve (AVR) provides an expected reserve for investment losses from mortgages, real estate and other invested assets as well as from fixed-income securities and common stocks. Changes in the AVR are accounted for as a direct increase or decrease in unassigned surplus.

     The Interest Maintenance Reserve captures realized capital gains and losses which result from changes in interest rates for all fixed income securities and amortizes these capital gains and losses into investment income over the original life of the investments sold. Total net gains (losses) of $(59,933), $1,807,018 and $1,727,845 were realized of which
     $541,484, $495,672 and $130,957 were amortized and included in net investment income in 1994, 1993 and 1992, respectively.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                             --------------------

     Aggregate Reserves
     ------------------

     The reserves, developed using accepted actuarial methods, have been established and maintained on the basis of published mortality tables and prescribed interest rates per the National Association of Insurance Commissioners' standard valuation law, as adopted by the State of Delaware.

     Recognition of Premium Revenue and Related Expenses
     ---------------------------------------------------

     Premium revenues are recognized as received. Expenses, including acquisition costs such as commissions and other costs in connection with acquiring new business, are charged to operations as incurred.

     Separate Account
     ----------------

     Separate account assets represent mutual funds held for the exclusive benefit of the variable annuity contractholders and are reported at fair market value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income, realized and unrealized gains and losses from such investments are offset by an equivalent change in the liabilities related to the separate accounts. Transfers from separate account, net, primarily represent the difference between the contract owner's account value and the CARVM reserve.

     Income Taxes
     ------------

     The Company files a consolidated federal income tax return with its subsidiaries, FNA and NASL Financial. The Company will continue to file separate state income tax returns.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                              ------------------


C.   Investments
     -----------

     Net investment income was as follows:

                                1994           1993          1992
                                ----           ----          ----
     Bonds                  $16,182,157    $14,861,152   $17,162,210
     Common stock               498,222        125,986        84,307
     Equity in
     undistributed income
                                737,688       (747,294)     (419,385)
     Short-term investments   1,664,563        104,719       245,950
     Mortgage loans          12,026,724     13,830,160    14,283,015
     Real estate              1,248,043        635,245       734,140
     Policy loan interest        10,658         66,228        35,931
     Amortization of IMR        541,484        495,672       130,957
     Investment expenses     (2,349,980)    (1,520,742)   (1,719,498)
                            -----------    -----------   -----------
     Net investment income  $30,559,559    $27,851,126   $30,537,627
                            ===========    ===========   ===========

     Statement of Financial Accounting Standards No. 107 (SFAS 107),
     "Disclosures   about  Fair  Value  of  Financial  Instruments," requires
     disclosures, if practical, of fair value information about financial instruments, whether or not recognized in the balance sheet. SFAS 107
     excludes certain financial instruments and   all   nonfinancial
     instruments   from   its   disclosure requirements.   Presentation of the
     estimated fair value of assets without a corresponding revaluation of liabilities associated with insurance contracts can be misinterpreted.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                              ------------------

The amortized cost and estimated fair values of investments in debt securities at December 31, 1994 and 1993 are as follows:

                                     December 31, 1994
                     --------------------------------------------------
                                    Gross         Gross       Estimated
                     Amortized    Unrealized    Unrealized       Fair
                       Cost         Gains         Losses        Value
(in thousands)       ----------    ----------    ----------    --------
U.S. Treasury
 securities and
 obligations of U.S.
 Government agencies $  8,673       $   70         $  402      $  8,341

Corporate securities  294,447          939          6,185       289,201

Mortgage-backed
  securities           30,853           16          2,267        28,602
                     --------       ------         ------      --------

        Totals       $333,973       $1,025         $8,854      $326,144
                     ========       ======         ======      ========



                                     December 31, 1993
                     --------------------------------------------------
                                    Gross         Gross       Estimated
                     Amortized    Unrealized    Unrealized       Fair
                       Cost         Gains         Losses        Value
(in thousands)       ----------    ----------    ----------    --------
U.S. Treasury
 securities and
 obligations of U.S.
 Government agencies $ 42,933       $  736          $   2      $ 43,667

Corporate securities  143,432        3,232            877       145,787

Mortgage-backed
  securities           28,825           --             --        28,825
                     --------       ------           ----      --------

        Totals       $215,190       $3,968           $879      $218,279
                     ========       ======           ====      ========


                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                               ----------------


     The amortized cost and estimated market value of debt securities at December 31, 1994, by the contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers or lenders may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                Estimated
                                   Amortized      Fair
     (in thousands)                  Cost         Value
                                   ---------    ---------
     Due in one year or less       $ 31,093     $  29,045
     Due after one year
       through five years           174,214       173,698
     Due after five years
       through ten years             77,282        75,043
     Due after ten years             20,531        19,756
                                   --------      --------
          Sub-totals                303,120       297,542
     Mortgage-backed
     securities                      30,853        28,602
                                   --------      --------
          Totals                   $333,973      $326,144
                                   ========      ========

     Gross gains of $1,600,852, $2,015,587 and $2,386,986 and gross losses of $1,660,785, $208,569 and $659,141 were recognized on those sales for the years ended December 31, 1994, 1993 and 1992, respectively. Net realized gains (losses) of $(59,933), $1,797,140 and $1,925,009 respectivley, were transferred to IMR.

     The statement and fair market value of the Company's mortgage loans at December 31, 1994, were as follows (in thousands):

            Statement Value    Fair Market Value
            ---------------    -----------------
              $115,430             $114,867
              ========             ========

     The market value of the Company's mortgage loans were determined using a discounted cash flow formula with interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as non-performing, the market value was set equal to the lesser of discounted cash flows or the market value of the underlying property. The carrying amount of accrued interest approximates its fair value.

     Policy loans are an integral component of insurance policies, therefore, it is not practicable to value policy loans.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                              ------------------

D.   Federal Income Taxes
     --------------------

     The Company prepares a consolidated federal income tax return with FNA and NASL Financial. At December 31, 1994 and 1993 the Company had operating loss carryforwards of approximately $23,000,000 and $12,000,000, respectively, which expire between the years 2007 and 2009. The Company also has a capital loss carryforward of $920,000 which will expire in 1999.


E.   Life and Annuity Actuarial Reserves
     -----------------------------------

     The Company issues flexible premium deferred combination fixed and variable annuity contracts. Reserves for these contracts are established using the Commissioners Annuity Reserve Valuation Method ("CARVM") as adopted by the State of Delaware Insurance Department. The reserves for the fixed portion of the contracts are held in the general account and the reserves for the variable portion of the contracts are held in the separate account. In addition, the Company holds a minimum death benefit guarantee reserve in the general account, in the amount of $3,947,231 to cover the death benefit guarantees on the variable portion of the contracts. The Company does not offer surrender values in excess of the reserves.

     Withdrawal characteristics of Annuity Actuarial Reserves and
     Deposit Liabilities are as follows:

     Subject to discretionary
      withdrawal with market
      value                           $  392,213,535     9.72%

     Subject to discretionary
      withdrawal
                                          91,926,118     2.28

     Subject to discretionary
     withdrawal at market value
                                       3,518,554,701    87.23

     Subject to discretionary
      withdrawal at book value            14,552,228      .36
                                      --------------    -----

                Subtotal               4,017,246,582    99.59%


     Not subject to discretionary
      withdrawal provision                16,453,493      .41
                                      --------------    -----
     Total annuity actuarial
      reserves and deposit fund
      liabilites                      $4,033,700,075      100%
                                      ==============    =====

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                               ----------------

F.   Reinsurance
     -----------

     During 1984, the Company assumed from its parent, NAL, approximately 26% of NAL's ordinary and group vested annuity contracts issued in the United States prior to 1983. In 1984, the Company received consideration from NAL relating to the agreement of $800,000. In December, 1989 the percentage assumed was increased to 90% and the Company recognized consideration of $2,325,000. At December 31, 1994 and 1993, the Company's liability for future policy benefits was $1,635,097 and $1,963,273, respectively. The benefit payments under this agreement are substantially offset by investment income and the reduction in reserves.

     During 1987, the Company entered into a modified coinsurance agreement with an unaffiliated reinsurer to cede 90% of its variable annuity contracts (policy form 203-VA). Effective October 1, 1988, the Company recaptured 18% to it's parent, NAL, under substantially similar terms to the agreement with the unaffiliated reinsurer. The recapture fee paid to the unaffiliated reinsurer was substantially offset by the initial allowance received from NAL.

     Effective July 1, 1992, the Company recaptured all remaining third party reinsurance and ceded an additional 18% of policy form 203-VA to NAL. Upon recapture, 1992 operating results were negatively affected by the cost of the net recapture fee which resulted in a non-recurring charge of $14 million.

     The modified coinsurance agreement with NAL provided an expense allowance on premiums received to be repaid out of a portion of the gross margins on the product. The agreement transferred full risk of mortality, persistency and investment risks to the reinsurer with respect to the portion reinsured.

     On December 31, 1993 the Company entered into a modified coinsurance agreement with an unaffiliated reinsurer to cede the remaining 64% of the Company's variable annuity contracts (policy form 203-va) and 95% of the Company's new variable annuity contract series issued in 1993 (policy form Ven 10). The Company received approximately $25 million in cash representing withheld premiums of $15 million and $10 million ceding commission. The amounts of withheld premiums will be repaid with interest over 5 years. The ceding commission is payable out of future profits generated by the business reinsured.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                               ---------------

     Reinsurance, continued
     ----------------------

     Effective December 31, 1994, the Company recaptured its reinsurance with NAL. Upon recapture, 1994 operating results were negatively impacted by a one-time recapture fee of approximately $6.5 million. Concurrent with this transaction, the Company ceded 31% of the recaptured contracts (policy form 203-VA) to ITT Lyndon Life, a non- related third party bringing the portion of these conracts reinsured by ITT Lyndon to 95%.
     In return, the Company received consideration of $5.2 million which is reflected as a surplus adjustment and will be amortized into income in future years.

     Effective December 29, 1994, the Company entered into a Letter of Intent to reinsure a portion of its policy forms 207-VA, VFA, VENTURE.001, and VENTURE.003 with Paine Webber Life. The quota share percentage varies between 15% and 35% depending on the policy form. The form of reinsurance is modified coinsurance and only covers the variable portion of contracts
     written by Paine Webber brokers.   All elements of risk (including
     mortality, persistency, investment performance) have been transferred with the exception of the minimum death benefit guarantee. The Company receives an allowance to cover the expected cost of the minimum death benefit guarantee. In return for this reinsurance, the Company expects to receive a net consideration of approximately $1.3 million as of December 31, 1994. This amount has been recorded as a surplus adjustment.

G.   Related Party Transactions
     --------------------------

     The Company utilizes various services administered by NAL, such as payroll and investment accounting. The charges for these services was approximately $234,000, $232,000 and $180,000, in 1994, 1993 and 1992,
     respectively. At December 31, 1994, the Company had a net liability to NAL for $979,931.

     The Company provides various services and personnel to FNA for accounting, actuarial, administration, and systems support. These services are allocated on a pro rata basis and charged as incurred. The total costs allocated for these services in 1994, 1993 and 1992 were approximately $418,000, $310,000 and $128,000, respectively. At December 31, 1994, the
     Company had a net receivable from FNA for $728,117.

     The Company's insurance contracts are distributed through NASL Financial pursuant to an underwriting agreement. NASL Financial has entered into a promotional agent agreement with Wood Logan Associates, an affiliate of NAL, to act as the exclusive agent for promotion of annuity contract sales. At December 31, 1994, the Company had a receivable from NASL Financial for $162,905.

     The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                            ---------------------

H.   Investments on Deposit with Regulatory Authorities
     --------------------------------------------------

     Bonds and United States Treasury Notes with a carrying value of $6,260,154 at December 31, 1994, and $6,571,966 at December 31, 1993, were on deposit with, or in custody accounts on behalf of, certain state insurance departments.

I.   Borrowed Money
     --------------

     The Company has a line of credit with State Street Bank and Trust, in the amount of $10,000,000, bearing interest at the bank's prime rate (8.5% at December 31, 1994) . The line of credit is unsecured. There were no outstanding balances at December 31, 1994 and 1993. Interest expense was approximately $81,600, $236,000 and $231,000 in 1994, 1993 and 1992,
     respectively.

     In December 1994, the Company entered into a $150 million revolving credit and term loan agreement (the "Loan") with the Canadian Imperial Bank of Commerce and Deutsche Bank AG. The amount outstanding at December 31, 1994 in the form of a term loan, $100 million, is payable in twenty equal quarterly installments over five years. Interest is due quarterly in arrears. The interest rate was initially determined at the greater of the prime rate or the Federal Funds rate plus 0.50% and subsequently converted on January 5, 1995 to LIBOR plus an interest rate margin. Accrued interest at December 31, 1994 is $23,652.

     The $50 million revolving credit facility has a term that terminates on December 30, 1996. Borrowings during the first year will convert to a four year term loan payable in sixteen equal quarterly installments. Borrowings during the second year will convert to a three year term loan payable in twelve equal quarterly installments.

     The Loan is collaterized by the mortality and expense risk charges and surrender charges due from the separate account, excluding any portion thereof subject to existing reinsurance agreements. The Loan is subordinated in every respect to the claims of the Company's contractholders as directed by the Insurance Commissioner of the State of Delaware. The Company is subject to various affirmative and negative covenants under this Loan, whereby breach of these covenants could cause an event of default. Such covenants require the Company to meet certain financial ratios and places restrictions on the incurrence of additional debt, reinsurance and capital changes.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                            ----------------------

 J.  Payable to Parent
     -----------------

     On June 29, 1994, the Company paid $30,600,000 to NAL Resources Limited, an affiliate of NAL, representing principal and interest due on the $30,000,000, discount promissory note.

K.   Surplus Notes
     -------------

     The Company received $20,000,000 on December 20, 1993 pursuant to a surplus note agreement with interest at 8%. The note and accrued interest are subordinated to payments due to policyholders, and other claimants. Principal and interest payments can be made only upon prior approval of the Delaware Insurance Commissioner. Interest accrued at December 31, 1994 is $1,648,219.

L.   Deferred Compensation and Retirement Plans
     ------------------------------------------

     The parent, NAL, sponsors a defined benefit pension plan covering substantially all of the Company's employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. NAL's funding policy is to contribute annually the normal cost up to the maximum amount that can be deducted for federal income tax purposes and to charge each subsidiary for its allocable share of such contributions based on a percentage of payroll. No pension cost was allocated to the Company in 1994, 1993, and 1992 as the plan was subject to the full funding limitation under the Internal Revenue Code.

     At December 31, 1994 the NAL plan's total accumulated benefit obligation, determined in accordance with Financial Accounting Standards No. 87, and valued as of January 1, 1994 based on an assumed interest rate of 7%, was $9,735,913, including vested benefits of $9,607,626, and fair value asset $23,064,906.

     The Company sponsors a defined contribution retirement plan pursuant to regulation 401(k) of the Internal Revenue Code. All employees on September 1, 1990 were eligible to participate. Employees hired after September 1, 1990 will be eligible after one year of service and attaining age 21. The Company contributes two percent of base pay plus fifty percent of the employee savings contribution. The employee savings contribution is limited to six percent of base pay. The Company contributed $167,148, $145,356, and $89,218 in 1994, 1993 and 1992,
     respectively.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                             -------------------
M.   Leases
     ------

     The Company leases its office space and various office equipment under operating lease agreements. For the years ended December 31, 1994, 1993 and 1992 the Company incurred rent expense of $840,233 and $718,579, and $714,934, respectively. The Company negotiated a ten year lease for new office space which commenced in March 1992. In connection with the lease, the Company was required to deposit $1,500,000 in an escrow account as security toward fulfilling the future lease commitment. The balance of the escrow account at December 31, 1994 is $1,200,000.


     Leases
     ------

     The minimum lease payments associated with the office space and various office equipment under operating lease agreements is as follows:

                                      Minimum
                                       Lease
                     Year             Payments
                ---------------      ----------
                1995                 $  995,741
                1996                    999,958
                1997                  1,035,167
                1998                  1,025,433
                1999                  1,025,183
                Remaining years       3,075,549
                                     ----------
                 Total               $8,157,031
                                     ==========

     The Company also guarantees FNA's office space lease which has an annual cost to FNA of approximately $77,000.

N.   Interest Rate Swap Contract
     ---------------------------

     The Company entered into an interest rate agreement with NAL for the purpose of minimizing exposure to fluctuations in interest rates of specific assets held by the Company. The notional amount of the matched swap outstanding at December 31, 1994 and 1993 was $5,000,000. The unexpired term at December 31, 1994 was 5 years, 4 months. During the term of a swap, the net swap settlement amount is accrued over time as an adjustment over the remaining life of the underlying financial instrument. There are no matched swaps in a loss position as of December 31, 1994 and 1993. The Company did not enter into any unmatched interest rate swap agreements during 1994 or 1993. Any credit risk is considered remote.

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                              -----------------

O.   Guarantee Agreement
     -------------------

     A guarantee agreement continues in effect, whereby NAL has agreed to unconditionally guarantee that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under fixed annuity contracts issued by the Company. The guarantee covers all outstanding fixed annuity contracts, including those issued prior to the date of the guarantee agreement.

        NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY (A WHOLLY-OWNED
                         SUBSIDIARY OF NORTH AMERICAN
                           LIFE ASSURANCE COMPANY)
            ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1994

                     Schedule 1 - Selected Financial Data

                               ---------------
Investment Income Earned
 Government bonds                                 $  3,010,196
 Other bonds (unaffiliated)                         13,009,438
 Common stocks of affiliates                         1,235,910
 Mortgages loans                                    12,026,724
 Real estate                                         1,248,043
 Premium notes, policy loans and liens                  10,658
 Short-term investments                              1,664,563
 Aggregate write-ins for investment income             162,523
                                                  ------------
   Gross investment Income                        $ 32,368,055
                                                  ============

Real Estate Owned - Book Value less
  Encumbrances                                    $  4,745,558
                                                  ============
Mortgate Loans - Book Value
  Commerical mortgages                            $115,429,835
                                                  ============
Total mortgage loans                              $115,429,835
                                                  ============

Mortgage Loans By Standing - Book Value:
  Good Standing                                   $100,806,913
                                                  ============
  Good standing with restructured terms           $ 14,207,948
                                                  ============
  Interest overdue more than three months,
    not in foreclosure                                       0
                                                  ============
  Foreclosure in process                          $    414,974
                                                  ============

Bonds and Stocks of Parents, Subsidiaries and
  Affiliates - Book Value
    Common Stocks                                 $ 10,994,472
                                                  ============
Bonds and Short-Term Investments by Class
   and Maturity:
Bonds by Maturity-Statement Value
  Due within one year                             $132,672,076
  Over 1 year through 5 years                      174,432,495
  Over 5 years through 10 years                     80,553,003
  Over 10 years through 20 years                    12,472,656
  Over 20 years                                     35,421,032
                                                  ------------
Total by Maturity                                 $435,551,262
                                                  ============

Bonds by Class - Statement Value
 Class 1                                          $381,088,020
 Class 2                                            52,153,242
 Class 3                                             2,310,000
                                                  ------------
   Total by Class                                 $435,551,262
                                                  ============

Total Bonds Publicly Traded                       $435,551,262
                                                  ============

        NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY (A WHOLLY-OWNED
                         SUBSIDIARY OF NORTH AMERICAN
                           LIFE ASSURANCE COMPANY)
            ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1994

                     Schedule 1 - Selected Financial Data

                               ---------------

Common Stocks - Market Value                  $   11,039,222
                                              ==============
Supplementary Contracts in Force
Ordinary - Involving Life Contingencies
 Income Payable                               $      316,599
                                              ==============
Ordinary - Not Involving Life-Contingencies
 Income Payable                               $    1,314,981
                                              ==============
Annuities:
 Ordinary
  Immediate - Amount of Income Payable        $    2,935,874
                                              ==============
  Deferred - Fully Paid Account Balance       $3,942,976,224
                                              ==============
Group
  Fully Paid Account Balance                  $  229,641,487
                                              ==============
